Loan 1003622

Exhibit 10.1

LOAN AGREEMENT
by and among
SUNSET BRONSON ENTERTAINMENT PROPERTIES, LLC,
a Delaware limited liability company,
and
SUNSET GOWER ENTERTAINMENT PROPERTIES, LLC,
a Delaware limited liability company,
collectively, as Borrowers
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender
Entered into as of February 11, 2011

Loan 1003622

Loan 1003622

Table of Contents

7.2	ERISA COMPLIANCE	14
7.3	ANNUAL CASH FLOW TEST; REMARGINING	1
7.4	LEASING	1
7.5	SUBDIVISION MAPS	1
7.6	FURTHER ASSURANCES	1
7.7	ASSIGNMENT	1
7.8	MANAGEMENT OF PROPERTY	1
7.9	DERIVATIVE DOCUMENTS	1
7.10	TRS ENTITIES	1
7.11	NEGATIVE PLEDGE	1
7.12	MODIFICATIONS OF ORGANIZATIONAL DOCUMENTS	1
7.13	MATERIAL CONTRACTS	1
7.14	INDEBTEDNESS	1
7.15	TRANSACTIONS WITH AFFILIATES	1
7.16	SECURITY DEPOSITS AND PREPAID RENT	1
ARTICLE 8.	REPORTING COVENANTS	1
8.1	BOOKS AND RECORDS	1
8.2	LEASING REPORTS	1
8.3	OPERATING STATEMENTS FOR PROPERTY	1
ARTICLE 9.	DEFAULTS AND REMEDIES	1
9.1	DEFAULT	1
9.2	ACCELERATION UPON DEFAULT; REMEDIES	1
9.3	DISBURSEMENTS TO THIRD PARTIES	1
9.4	REPAYMENT OF FUNDS ADVANCED	1
9.5	RIGHTS CUMULATIVE, NO WAIVER	1
ARTICLE 10.	DUE ON SALE/ENCUMBRANCE	1
10.1	PROPERTY TRANSFERS	1
10.2	EQUITY TRANSFERS	1
ARTICLE 11.	MISCELLANEOUS PROVISIONS	1
11.1	INDEMNITY	1
11.2	Additional Security Interest	1
11.3	FORM OF DOCUMENTS	1
11.4	NO THIRD PARTIES BENEFITED	1
11.5	NOTICES	1
11.6	ATTORNEY-IN-FACT	1
11.7	ACTIONS	1
11.8	RIGHT OF CONTEST	1
11.9	RELATIONSHIP OF PARTIES	1
11.10	DELAY OUTSIDE LENDER'S CONTROL	1
11.11	ATTORNEYS' FEES AND EXPENSES; ENFORCEMENT	1
11.12	IMMEDIATELY AVAILABLE FUNDS	1
11.13	LENDER'S CONSENT	1
11.14	LOAN SALES AND PARTICIPATION; DISCLOSURE OF INFORMATION	1
11.15	CAPITAL ADEQUACY	1
11.16	LENDER'S AGENTS	1
11.17	TAX SERVICE	1

Loan 1003622

Table of Contents

11.18	BORROWERS' WAIVER	1
11.19	SEVERABILITY	1
11.20	HEIRS, SUCCESSORS AND ASSIGNS	1
11.21	TIME	1
11.22	HEADINGS	1
11.23	GOVERNING LAW	1
11.24	USA PATRIOT ACT NOTICE. COMPLIANCE	1
11.25	INTEGRATION; INTERPRETATION	1
11.26	JOINT AND SEVERAL LIABILITY	1
11.27	SPECIAL REPRESENTATIONS, COVENANTS AND WAIVERS	1
11.28	COUNTERPARTS	1

Loan 1003622

LOAN AGREEMENT
THIS LOAN AGREEMENT (“Agreement”) is entered into as of February 11, 2011, by and among SUNSET BRONSON ENTERTAINMENT PROPERTIES, LLC, a Delaware limited liability company (“Bronson”), and SUNSET GOWER ENTERTAINMENT PROPERTIES, LLC, a Delaware limited liability company (“Gower”; Bronson and Gower each a “Borrower” and collectively, jointly and severally, “Borrowers”), and Wells Fargo Bank, National Association (“Lender”).
R E C I T A L S

A.
Bronson owns certain real property commonly known as Sunset Bronson Studios, 5800 West Sunset Boulevard, Los Angeles, California, and Gower owns certain real property commonly known as Sunset Gower Studios, 1438 North Gower Street Los Angeles, California, with each such real property consisting of production studios, stages, control room and other audio and video room space, office and other support space, and storage facilities, and more specifically described on Exhibit A hereto and all improvements now or hereafter existing thereon (each a “Property”, and collectively, the “Properties”).

B.	Borrowers are wholly-owned subsidiaries of Hudson Pacific Properties, LP., a Maryland limited partnership;

C.
In connection with the REIT's initial public offering of common stock, Bronson and Gower agreed to transfer certain equipment and other assets, leases of equipment and other assets, agreements with third party vendors, and other agreements to Sunset Bronson Services, LLC, a Delaware limited liability company, and Sunset Gower Services, LLC, a Delaware limited liability company, (each a “TRS Entity”, and, collectively, the “TRS Entities”) respectively.

D.
Borrowers have requested that Lender make a loan to Borrowers in the amount of Ninety-Two Million and No/100ths Dollars ($92,000,000.00) (“Loan”), secured in part by the Properties, and the rights and assets previously transferred to the TRS Entities.

E.
Lender is willing to make such Loan available upon the terms and conditions hereinafter set forth, and Borrowers desire to borrow from Lender, and Lender agrees to loan to Borrowers, the amounts described below.

NOW, THEREFORE, Borrowers and Lender agree as follows:

ARTICLE 1. DEFINITIONS

1.1
DEFINED TERMS. The following capitalized terms generally used in this Agreement shall have the meanings defined or referenced below. Certain other capitalized terms used only in specific sections of this Agreement are defined in such sections.

“Account” - means an account with Lender, account number 4124801291, in the name of Borrowers or Borrowers' designee into which Loan proceeds will be deposited.
“ADA” - means the Americans with Disabilities Act, 42 U.S.C. §§ 12101, et seq. as now or hereafter amended or modified.
“Affiliate” - means any entity that, directly or indirectly (including through one or more intermediaries), Controls, is Controlled by or is under common Control with the Guarantor.
“Agreement” - shall have the meaning given to such term in the preamble hereto.
“Bankruptcy Code” - means the Bankruptcy Reform Act of 1978 (11 USC § 101-1330) as now or hereafter amended or recodified.
“Blanket Insurance” - means any intercompany umbrella insurance policies maintained by Borrowers from time to time.
“Border Zone Property” - means any property designated as “border zone property” under the provisions of California Health and Safety Code, Sections 25220 et seq., or any regulation adopted in accordance therewith.
“Borrowers” - means, collectively, jointly and severally, Sunset Bronson Entertainment Properties, LLC, a Delaware limited liability company, and Sunset Gower Entertainment Properties, LLC, a Delaware limited liability company.
“Bronson TRS” - means Sunset Bronson Services, LLC, a Delaware limited liability company.
“Business Day” - means a day of the week (but not a Saturday, Sunday or holiday) on which the offices of

Loan 1003622

Lender are open to the public for carrying on substantially all of Lender's business functions. Unless specifically referenced in this Agreement as a Business Day, all references to “days” shall be to calendar days.
“Change of Control” - means the occurrence of any of the following events: (i) any individual “person” or individual “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Permitted Investors, shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 30% of the outstanding common stock of the REIT; (ii) the board of directors of the REIT shall cease to consist of a majority of Continuing Directors; (iii) the REIT or the Guarantor shall cease to own, directly or indirectly, one hundred percent (100%) of the equity interests of Borrowers and/or TRS Entities, free and clear of any liens or encumbrances (other than liens or encumbrances in favor of Lender); (iv) the REIT shall (A) fail to be sole general partner of the Guarantor or cease to own all the general partnership interests of the Guarantor or (B) fail to Control the management and policies of the Guarantor.
“Collateral” - shall have the meaning given to such term in the Deeds of Trust, collectively.
“Continuing Directors” - means the directors of the REIT as of the date hereof and each other director of the REIT, if, in each case, such other director's nomination for election to the board of directors of the REIT is recommended by at least sixty-six and two-thirds percent (66 2/3%) of the then Continuing Directors or such other director receives the vote of the Permitted Investors in his or her election by the shareholders of the REIT.
“Control” - means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise.
“Control Investment Affiliate” - means, as to any Person, any other Person that (i) directly or indirectly, is in Control of, is Controlled by, or is under common Control with, such Person; and (ii) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies.
“Deeds of Trust” - means those certain Deeds of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith executed, by Borrowers, as Trustor, to American Securities Company, a California corporation, as Trustee, for the benefit of Lender, as Beneficiary, as hereafter amended, supplemented, replaced or modified. Each of the Deeds of Trust is referred to herein individually as a “Deed of Trust”.
“Default” - shall have the meaning given to such term in Section 9.1.
“Dollars” and “$” - means the lawful money of the United States of America.
“Effective Date” - means the earlier of (a) date the Deeds of Trust are recorded in the Office of the County Recorder of the county where the Property is located, and (b) the date Lender authorizes the Loan proceeds to be released to Borrowers.
“Exchange Act” - means the Securities Exchange Act of 1934, as amended.
“Existing Swap” means the ISDA Master Agreement dated May 6, 2008, executed by Bronson, together with the ISDA schedule and the rate confirmation dated June 9, 2010, and any other ISDA schedules and rate confirmations executed in connection therewith, as amended, restated or replaced from time to time.
“Expense Reimbursements” - means the expense reimbursements actually received by Borrowers for the twelve (12) month period (or six (6) month period, times two (2), when testing Loan Constant in connection with a Property release) prior to any date of determination.
“Fixed Rate Price Adjustment” - shall have the meaning given to such term in the Note.
“Gower TRS” - means Sunset Gower Services, LLC, a Delaware limited liability company.
“Gross Operating Income” - means (without including non-cash items) the sum of any and all amounts, payments, fees, rentals (including, if and to the extent actually disbursed to Bronson, the KTLA Deferred Monthly Rent Payment), additional rentals, expense reimbursements (including, without limitation, all reimbursements by tenants, lessees, licensees and other users of the Property) discounts or credits to Borrowers, income, interest and other monies directly or indirectly received by or on behalf of or credited to any Borrower from any person with respect to such Borrower's ownership, use, development, operation, leasing, franchising, marketing or licensing of the Property, including parking and ancillary revenues. Gross Operating Income shall be computed on an accrual basis and shall include for each quarterly statement all

Loan 1003622

amounts actually received in such quarter whether or not such amounts are attributable to a charge arising in such quarter.
“Gross Rents” - means the Gross Operating Income actually received from the Property for the twelve (12) month period (or six (6) month period, times two (2), when testing Loan Constant in connection with a Property release) prior to any date of determination.
“Ground Lease” - means, collectively, the ground leases referenced in the Deed of Trust executed by Sunset Gower and Gower TRS for the benefit of Lender, as the same may be amended or modified from time to time.
“Guarantor” - means Hudson Pacific Properties, L.P., a Maryland limited partnership, and any other person or entity who, or which, in any manner, is or becomes obligated to Lender under any guaranty or indemnity, now or hereafter executed in connection with respect to the Loan (collectively or severally as the context thereof may suggest or require).
“Guaranty” - means the Partial Payment and Carve-Out Guaranty of even date herewith executed and delivered by Guarantor to Lender.
“Hazardous Materials” - shall have the meaning given to such term in Section 6.1 (a).
“Hazardous Materials Claims” - shall have the meaning given to such term in Section 6.1 (c).
“Hazardous Materials Laws” - shall have the meaning given to such term in Section 6.1 (b).
“Hedge Arrangement” - means an interest rate hedge transaction entered into by Borrowers, together with all documents and agreements relating thereto, including, as applicable, any ISDA Master Agreement, ISDA Schedule and trade confirmation, together with all modifications, extensions, renewals and replacements thereof.
“Lease” and “Leases” - mean any and all present and future leases of the Property or any portion thereof, all licenses and agreements relating to the management, leasing or operation of the Property or any portion thereof, and all other agreements of any kind relating to the use or occupancy of the Property or any portion thereof.
“KTLA Deferred Monthly Rent Payment” - shall have the meaning given to such term in Section 7.16(c).
“Lender” - means Wells Fargo Bank, National Association.
“Lien” - means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease have substantially the same economic effect as the foregoing), but not including any non-delinquent assessment for property taxes.
“Loan” - means the principal sum that Lender agrees to lend and Borrowers agree to borrow pursuant to the terms and conditions of this Agreement: Ninety-Two Million and No/100ths Dollars ($92,000,000.00).
“Loan Constant” - means, as any date of determination, the percentage determined by dividing Net Operating Income by the then current commitment amount.
“Loan Documents” - means those documents, as hereafter amended, supplemented, replaced or modified, properly executed and in recordable form, if necessary, listed in Exhibit B as Loan Documents.
“Major Lease” - means leases with a term of more than six (6) months and covering more than ten thousand (10,000) rentable square feet.
“Major Tenant” - means the tenant under any Major Lease.
“Material Contract” - means any contract with a duration of more than twelve (12) months or a value of greater than One Million and No/100ths Dollars ($1,000,000.00), excluding Leases.
“Maturity Date” - means February 11, 2016.
“Net Operating Income” - means, as of any date of determination: (i) Gross Rents; plus (ii) Expense Reimbursements; minus the actual Permitted Operating Expenses for the twelve (12) month (or six (6) month, times two (2), if applicable) period prior to such date of determination; and (z) the sum of (A) an amount for reasonable capital reserves equal to ten (10) cents per square foot of leaseable space, and (B) the greater of (x) actual management expenses, and (y) three percent (3%) of the amount of Gross Rents and Expense Reimbursements reduced by any adjustment for collection losses.

Loan 1003622

“Note” - means the Promissory Note Secured By Deeds of Trust of even date herewith, in the original principal amount of the Loan, executed by Borrowers and payable to the order of Lender, as hereafter amended, supplemented, replaced or modified.
“Operating Statement” - shall have the meaning given to such term in Section 8.4.
“Other Related Documents” - means those documents, as hereafter amended, supplemented, replaced or modified from time to time, properly executed and in recordable form, if necessary, listed in Exhibit B as Other Related Documents.
“Parking Lease” - means collectively, (i) the Parking Lot Lease dated as of May __,2008, by and between Sunset Studios Holdings, LLC, a Delaware limited liability company, and Bronson, (ii) the Agreement, dated September 28, 2006, executed by GI Partners Studios, LLC, a Delaware limited liability company (predecessor-in-interest to Gower) and John Vonk and Rayna Vonk, as Trustees of the Vonk Family Trust dated June 7, 1990 and (iii) the License Agreement, dated October __, 2006, executed by GI Partner Studios, LLC (predecessor-in-interest to Gower), and East West Studios, LLC, a Delaware limited liability company, each, as heretofore or hereafter amended or modified from time to time.
“Participant” - shall have the meaning given to such term in Section 11.14.
“Permitted Investors” - means, collectively, Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners III, L.P., Morgan Stanley Investment Partnership, Victor J. Coleman, Howard S. Stern, Christopher Barton, Mark T. Lammas, Dale Shimoda, Theodore R. Antenucci, James M. Burnett, Richard B. Fried, Jonathan M. Glaser, Robert M. Moran, Jr., and Barry A. Porter, and their Control Investment Affiliates.
“Permitted Operating Expenses” - means the following expenses to the extent that such expenses are reasonable in amount and customary for properties of this type: (i) taxes and assessments imposed upon the Property to the extent that such taxes and assessments are required to be paid by Borrowers and are actually paid or reserved for by Borrowers; (ii) bond assessments; (iii) insurance premiums for casualty insurance (including, without limitation, earthquake) and liability insurance carried in connection with the Property, provided, however, if any, insurance is maintained as part of a blanket policy covering the Property and other properties, the insurance premium included in this subparagraph shall be the premium fairly allocable to the Property; and (iv) operating expenses incurred by Borrowers for the management, operation, cleaning, leasing, maintenance and repair of the Property. Permitted Operating Expenses shall not include any interest or principal payments on the Loan or any allowance for depreciation.
“Person” - means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.
“Potential Default” - means an event or condition which, with the giving of notice or the passage of time or both, would constitute a Default.
“Prohibited Property Transfer” - shall have the meaning given to such term in Section 10.1.
“Property” - shall have the meaning given to such term in Recital A.
“Reciprocal Easement Agreement” - means the Reciprocal Easement Agreement by and between SGS Holdings, LLC, a Delaware limited liability company, d/b/a “Sunset Gower Studios, Ltd., and Allen M. Sides, an individual, dated as of October 3, 2007, and recorded October 9, 2007, as Instrument No. 20072298259, in the Official Records of the Recorder's Office of Los Angeles, California.
“REIT” - means Hudson Pacific Properties, Inc., a Maryland corporation.
“Restricted Party” - means each of (i) Borrowers, (ii) any entity obligated under any guaranty or indemnity made in favor of Lender in connection with the Loan and (iii) any shareholder, partner, member or non-member manager, or any direct or indirect legal or beneficial owner of Borrowers, or any entity obligated under a guaranty or indemnity made in favor of Lender in connection with the Loan.
“S&P” - means Standard & Poor's Ratings Services and its successors.
“Security Deposit Account” - means the blocked account of Borrowers, established by Borrowers with Lender and maintained with Lender, identified as Account Number 4124804972, and in to which deposits shall be made in accordance with Section 7.16.
“Secured Obligations” - shall have the meaning given to such term in the Deeds of Trust, collectively.

Loan 1003622

“Subdivision Map” - shall have the meaning given to such term in Section 7.5.
“Title Policy” - means the ALTA Lender's Policy of Title Insurance as issued by Chicago Title Company.
“Transfer” - means any direct or indirect sale, installment sale, exchange, mortgage, pledge, hypothecation, assignment, encumbrance or other transfer, conveyance or disposition, whether voluntarily, involuntarily or by operation of law or otherwise.
“TRS Entities” - means collectively, jointly and severally, Sunset Bronson Services, LLC, a Delaware limited liability company, and Sunset Gower Services, LLC, a Delaware limited liability company.
“TRS Documents” - means collectively, (i) (a) the Assignment and Assumption Agreement dated as of June 29, 2010, by and between Bronson and Bronson TRS, (b) the Transfer, Assignment and Assumption Agreement dated as of June 29, 2010, by and between Bronson and Bronson TRS, and (c) the Lease Agreement dated as of June 29, 2010, by and between Bronson and Bronson TRS, which lease is evidenced by a memorandum of such Lease Agreement recorded as of July 1, 2010, as Instrument No. 20100904690, in the Official Records of the Recorder's Office of Los Angeles, California, and (ii) (a) the Assignment and Assumption Agreement dated as of June 29, 2010, by and between SGS Holdings, LLC, a Delaware limited liability company (“SGS”), and Gower TRS, (b) the Transfer, Assignment and Assumption Agreement dated as of June 29, 2010, by and between SGS and Gower TRS, and (c) the Lease Agreement dated as of June 29, 2010, by and between SGS and Gower TRS, which lease is evidenced by a memorandum of such Lease Agreement recorded on or about the date hereof, in the Official Records of the Recorder's Office of Los Angeles, California, all as assigned to Gower in accordance with the General Assignment, Assignment of Leases and Bill of Sale, dated on or about the date hereof.

1.2	EXHIBITS INCORPORATED. All exhibits, schedules or other items attached hereto are incorporated into this Agreement by such attachment for all purposes.

ARTICLE 2. LOAN

2.1
LOAN. Subject to the terms of this Agreement, Lender agrees to lend to Borrowers and Borrowers agree to borrow from Lender the principal sum of Ninety-Two Million and No/100ths Dollars ($92,000,000.00); said sum to be evidenced by the Note of even date herewith. The Note shall be secured, in part, by the Deeds of Trust, of even date herewith, encumbering certain real property and improvements as legally defined therein. Amounts disbursed to or on behalf of Borrowers pursuant to the Note shall be used for Borrowers' ordinary business purposes, subject to the limitations set forth herein.

2.2
LOAN FEE. Borrowers shall pay to Lender, at Loan closing, a loan fee in the amount of Six Hundred Forty-Four Thousand and No/100ths Dollars ($644,000.00). The loan fee shall be deemed earned when paid and shall be nonrefundable.

2.3
LOAN DOCUMENTS. Borrowers shall deliver to Lender concurrently with this Agreement each of the documents, properly executed and in recordable form, as applicable, described in Exhibit B as Loan Documents, together with those documents described in Exhibit B as Other Related Documents.

2.4
EFFECTIVE DATE. The date of the Loan Documents is for reference purposes only. The effective date of delivery and transfer to Lender of the security under the Loan Documents and of Borrowers' and Lender's obligations under the Loan Documents is the Effective Date.

2.5
MATURITY DATE. The maturity date of the Loan shall be the Maturity Date, at which time all sums due and owing under this Agreement and the other Loan Documents shall be repaid in full. All payments due to Lender under this Agreement, whether at the Maturity Date or otherwise, shall be paid in immediately available funds, in Dollars.

2.6	PAYMENTS.

(a)
Manner and Time of Payment. Any payment made upon the outstanding principal balance of the Loan shall be credited as of the Business Day received, provided such payment is received by Lender no later than 11:00 a.m. (Pacific Standard Time or Pacific Daylight Time, as applicable) and constitutes immediately available funds, in Dollars. Any principal payment received after said time or which does not constitute immediately available funds shall be credited upon such funds having become

Loan 1003622

unconditionally and immediately available to Lender. Amounts repaid may not be re-borrowed.

(b)
Payments on Non-Business Days. Whenever any payment to be made by Borrower hereunder shall be stated to be due on a day which is not a Business Day, payments shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder and of any fees due under this Agreement, as the case may be.

(c)	Interest. Interest is payable on the Loan when and as set forth in the Note.

(d)
Required Principal Amortization. Commencing on February 1, 2014, and continuing on a monthly basis thereafter until the Maturity Date, Borrowers shall make monthly principal amortization payments, in the amount of Ninety-Two Thousand Seven Hundred Seventy-One Thousand and No/100ths Dollars ($92,771.00). Amounts repaid may not be re-borrowed.

(e)	Voluntary Prepayment.

(i)	The Loan may not be prepaid, in whole, or in part, on or before August 11, 2012 (“Lockout Period”).

(ii)
From August 11, 2012 until February 11, 2013 the Loan may be prepaid, in whole or in part; provided, however, that, concurrently with any such prepayment, Borrowers shall pay to Lender a prepayment fee in an amount equal to one quarter of one percent (0.25%) of the amount being prepaid (such fee shall be deemed earned when paid and shall be non-refundable) (the “Exit Fee”), plus any Fixed Rate Price Adjustment, and/or any applicable termination or other breakage or settlement fee associated with a Hedge Arrangement. Notwithstanding the foregoing, no Exit Fee shall be due if, at the time of such repayment, the Guarantor has an S&P credit rating of BBB- or better.

(iii)
Borrowers shall have no obligation to pay an Exit Fee on account of any prepayment of the Loan (whether in whole or in part) made after February 11, 2013; provided, however that Borrowers shall at all times be responsible for any Fixed Rate Price Adjustment, and/or any termination or other breakage or settlement fee associated with a Hedge Arrangement payable in connection with any prepayments.

(iv)
No Exit Fee shall be due in connection with any payments made to Lender from casualty or condemnation proceeds, or in connection with payments required under Section 2.8 (partial reconveyance), or Section 7.3 (remargining).

2.7
FULL REPAYMENT AND RECONVEYANCE. Upon receipt of all sums owing and outstanding under the Loan Documents, Lender shall issue a full reconveyance of the Property from the liens of the Deeds of Trust; provided, however, that all of the following conditions shall be satisfied at the time of, and with respect to, such reconveyance: (a) Lender shall have received all escrow, closing and recording costs, the costs of preparing and delivering such reconveyance and any sums then due and payable under the Loan Documents; and (b) Lender shall have received a written release, satisfactory to Lender, of any set aside letter, letter of credit, or other form of undertaking which Lender has issued to any surety, governmental agency, or any other party in connection with the Loan and/or the Property. Lender's obligation to make further disbursements under the Loan shall terminate as to any portion of the Loan undisbursed as of the date of issuance of such release or reconveyance, and any commitment of Lender to lend any undisbursed portion of the Loan shall be canceled.

2.8
PARTIAL RECONVEYANCE OF A PROPERTY. At any time prior to the Maturity Date of the Loan, Lender shall, at Borrowers' request, issue a reconveyance from the Deed of Trust for one Property, provided, however, that prior to or simultaneously with each such partial reconveyance all of the following conditions shall be satisfied:

(a)	No Default or Potential Default shall exist under the Loan Documents; and

(b)
Lender shall have received any and all sums then due and owing under the Loan Documents together with all escrow, closing and recording costs, the costs of preparing and delivering such reconveyance and the cost of any title insurance endorsements required by Lender, including, without limitation, a CLTA 116.3 and 111 endorsement; and

(c)
Lender shall have received evidence satisfactory to Lender that: (i) the portion of the Property to be reconveyed and the Property which shall remain encumbered by a Deed of Trust, are each comprised of legal parcels lawfully created in compliance with all subdivision laws and ordinances and, at

Loan 1003622

Borrowers' sole cost, Lender shall have received any title insurance endorsements to that effect requested by Lender; and (ii) that the Property which shall remain encumbered by a Deed of Trust shall have the benefit of all utilities, easements, public and/or private streets, covenants, conditions, and restrictions as may be necessary, in Lender's sole opinion, for the anticipated use, development and improvement thereof; and

(d)
Lender shall have received a written appraisal, or appraisals, as applicable, prepared, within ninety (90) days prior to the date of the reconveyance, in conformance with the requirements of the Comptroller of the Currency, confirming to the reasonable satisfaction of Lender that the loan-to-value percentage, determined by dividing (i) the then outstanding Loan amount, plus any accrued and unpaid interest and/or fees, by (ii) the “as-is” fair market value of the Property which shall remain encumbered a Deed of Trust (after adjustment for senior liens and regular and special tax assessments), does not exceed fifty-five percent (55%); and

(e)
Lender shall have received evidence reasonably satisfactory to Lender that the Property which shall remain encumbered by a Deed of Trust, generates a Loan Constant of at least fourteen percent (14%); and

(f)
Lender shall have received a written release satisfactory to Lender of any set aside letter, letter of credit or other form of undertaking which Lender has issued to any surety, governmental agency or any other party in connection with the Loan and/or the Property; and

(g)
Lender shall have received evidence satisfactory to Lender that any tax, bond or assessment, including without limitation under the Mello-Roos Community Facilities Act of 1982, which constitutes a lien against the Property has been properly allocated between the portion of the Property to be reconveyed and the Property which shall remain encumbered by the applicable Deed of Trust; and

Neither the acceptance of any payment nor the issuance of any reconveyance by Lender shall affect Borrowers' obligation to repay all amounts owing under the Loan Documents or under the lien of the remaining Deed of Trust on the Property which is not reconveyed. To qualify for a release, Borrower shall have the right to pay down the outstanding principal balance of the Loan in order to satisfy conditions (d) and (e) above. Amounts repaid may not be re-borrowed.

2.9
Recourse. The Loan shall be full recourse to all assets of Borrowers, and Borrowers shall be fully and personally liable for the payment and performance of all obligations set forth in this Agreement and the other Loan Documents, including the payment of all principal, interest and other amounts thereunder.

ARTICLE 3. DISBURSEMENT

3.1
CONDITIONS PRECEDENT. Lender's obligation to make any disbursements or take any other action under the Loan Documents shall be subject at all times to satisfaction of each of the following conditions precedent:

(a)	There exists no Default or Potential Default, as defined in this Agreement, or Default as defined in any of the other Loan Documents or in the Other Related Documents; and

(b)
Lender shall have received all Loan Documents, other documents, instruments, policies, and forms of evidence or other materials requested by Lender under the terms of this Agreement or any of the other Loan Documents; and

(c)	Each Deed of Trust shall be a valid lien upon the Property, prior and superior to all other liens and encumbrances thereon except those approved by Lender in writing; and

(d)
Lender shall have received from Borrowers an opinion of legal counsel in form and content satisfactory to Lender to the effect that: (a) upon due authorization, execution and recordation or filing as may be specified in the opinion, each of the Loan Documents shall be legal, valid and binding instruments, enforceable against the makers thereof in accordance with their respective terms; (b) Borrowers are duly formed and has all requisite authority to enter into the Loan Documents; and (c) such other matters, incident to the transactions contemplated hereby, as Lender may reasonably request; and

(e)
Lender shall have received in form and content satisfactory to Lender estoppels and waivers from the applicable parties under the Ground Lease and other Material Contracts and Leases, as Lender may require; and

(f)	Lender shall have received in form and content satisfactory to Lender the KTLA Subordination and

Loan 1003622

Non-Disturbance Agreement; and

(g)
Borrowers shall have established with Lender, and funded the Security Deposit Account in the amount of $5,970,246.92, such amount representing the prepaid rent and security deposit under the KTLA Lease.

3.2
ACCOUNT, PLEDGE AND ASSIGNMENT, AND DISBURSEMENT AUTHORIZATION. The proceeds of the Loan, when qualified for disbursement, shall be deposited into the Account or otherwise disbursed to or for the benefit or account of Borrower under the terms of this Agreement; provided, however, that any direct disbursements from the Loan which are made by means of wire transfer shall be subject to the provisions of Section 3.3 below or any funds transfer agreement which is identified in Exhibit C hereto. Disbursements hereunder may be made by Lender upon the written request of any person who has been authorized by Borrowers to request such disbursements until such time as written notice of Borrowers' revocation of such authority is received by Lender at the following address Los Angeles Loan Center, 2121 East Park Place, Suite 100, El Segundo, California 90245. As additional security for Borrowers' performance under the Loan Documents, each Borrower hereby irrevocably pledges and assigns to Lender all monies at any time deposited in the Account.

3.3
FUNDS TRANSFER DISBURSEMENTS. Borrowers hereby authorize Lender to disburse the proceeds of the Loan made by Lender or its affiliate pursuant to the Loan Documents as requested by an authorized representative of the Borrowers to any of the accounts designated in Exhibit C. Borrowers agree to be bound by any transfer request: (i) authorized or transmitted by Borrowers; or, (ii) made in any Borrower's name and accepted by Lender in good faith and in compliance with these transfer instructions, even if not properly authorized by Borrowers. Borrowers further agree and acknowledge that Lender may rely solely on any bank routing number or identifying bank account number or name provided by any Borrower to effect a wire or funds transfer even if the information provided by such Borrower identifies a different bank or account holder than named by the Borrowers. Lender is not obligated or required in any way to take any actions to detect errors in information provided by any Borrower. If Lender takes any actions in an attempt to detect errors in the transmission or content of transfer or requests or takes any actions in an attempt to detect unauthorized funds transfer requests, Borrowers agree that no matter how many times Lender takes these actions Lender will not in any situation be liable for failing to take or correctly perform these actions in the future and such actions shall not become any part of the transfer disbursement procedures authorized under this provision, the Loan Documents, or any agreement between Lender and Borrowers. Borrowers agree to notify Lender of any errors in the transfer of any funds or of any unauthorized or improperly authorized transfer requests within fourteen (14) days after Lender's confirmation to Borrowers of such transfer. Lender will, in its sole discretion, determine the funds transfer system and the means by which each transfer will be made. Lender may delay or refuse to accept a funds transfer request if the transfer would: (i) violate the terms of this authorization; (ii) require use of a bank unacceptable to Lender or prohibited by government authority; (iii) cause Lender to violate any Federal Reserve or other regulatory risk control program or guideline; and/or (iv) otherwise cause Lender to violate any applicable law or regulation. Lender shall not be liable to any Borrower or any other parties for (i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrowers' transfers may be made or information received or transmitted, and no such entity shall be deemed an agent of the Lender; (ii) any loss, liability or delay caused by fires, earthquakes, wars, civil disturbances, power surges or failures, acts of government, labor disputes, failures in communications networks, legal constraints or other events beyond Lender's control; and/or (iii) any special, consequential, indirect or punitive damages, whether or not (a) any claim for these damages is based on tort or contract or (b) Lender or Borrowers knew or should have known the likelihood of these damages in any situation. Lender makes no representations or warranties other than those expressly made in this Agreement.

ARTICLE 4. INSURANCE
Borrowers shall, while any obligation of any Borrower or any Guarantor under any of the Loan Documents remains outstanding, maintain at Borrowers' sole expense, with licensed insurers approved by Lender, the following policies of insurance in form and substance satisfactory to Lender:

4.1
TITLE INSURANCE; SURVEY. A Title Policy, together with any endorsements which Lender may require, insuring Lender, in the principal amount of the Loan, of the validity and the priority of the liens of the Deeds of Trust upon each Property, subject only to matters approved by Lender in writing. During the term of the Loan, Borrowers shall deliver to Lender, within ten (10) days of Lender's written request, such other endorsements to the Title Policy as Lender may reasonably require with respect to the Property. A current

Loan 1003622

survey of the Property, certified to Lender and the title insurer, showing the boundaries of the Property by courses and distances, together with a corresponding metes and bounds description, the actual or proposed location of all improvements, encroachments and restrictions, the location and width of all easements, utility lines, rights-of-way, and building set-back lines, and notes referencing book and page numbers for the instruments granting the same.

4.2
PROPERTY INSURANCE. An All Risk/Special Form Property Insurance policy, including without limitation, theft coverage and such other coverages and endorsements as Lender may require, insuring Lender against damage to the Properties in an amount acceptable to Lender. Such coverage should adequately insure any and all Loan collateral, whether such collateral is onsite, stored offsite or otherwise. Lender shall be named on the policy as mortgagee and named under a Lender's Loss Payable Endorsement (form #438BFU or equivalent).

4.3
FLOOD HAZARD INSURANCE. A policy of flood insurance, as deemed necessary by Lender, in an amount required by Lender, but in no event less than the amount sufficient to meet the requirements of applicable law and governmental regulation.

4.4
LIABILITY INSURANCE. A policy of commercial general liability insurance on an occurrence basis, with coverages and limits as required by Lender, insuring against liability for injury and/or death to any person and/or damage to any property occurring on either Property.

4.5
OTHER COVERAGE. Borrowers shall provide to Lender evidence of such other reasonable insurance in such reasonable amounts as Lender may from time to time reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the subject Properties located in or around the region in which the subject Properties are located. Such coverage requirements may include but are not limited to coverage for earthquake, acts of terrorism, business income, delayed business income, rental loss, sink hole, soft costs, tenant improvement, or environmental.

4.6
GENERAL. Borrowers shall provide to Lender insurance certificates or other evidence of coverage in form acceptable to Lender, with coverage amounts, deductibles, limits and retentions as required by Lender. All insurance policies shall provide that the coverage shall not be cancelable or materially changed without ten (10) days prior written notice to Lender of any cancellation for nonpayment of premiums, and not less than thirty (30) days prior written notice to Lender of any other cancellation or any modification (including a reduction in coverage). Lender shall be named under a Lender's Loss Payable Endorsement (form #438BFU or equivalent) on all insurance policies which Borrower actually maintains with respect to the Property. All insurance policies shall be issued and maintained by insurers approved to do business in the state in which the Property is located and must have an A.M. Best Company financial rating and policyholder surplus acceptable to Lender.

ARTICLE 5. REPRESENTATIONS AND WARRANTIES

As a material inducement to Lender's entry into this Agreement, Borrowers represent and warrant to Lender as of the Effective Date and continuing thereafter that:

5.1
AUTHORITY/ENFORCEABILITY. Borrowers are in compliance with all laws and regulations applicable to their respective organization, existence, and transaction of business and have all necessary rights and powers to own, improve, and operate their respective Property as contemplated by the Loan Documents. Borrowers' ownership is accurately represented on the organizational chart attached as Schedule 5.1 hereto.

5.2
BINDING OBLIGATIONS. Each Borrower is authorized to execute, deliver, and perform its obligations under the Loan Documents, and such obligations shall be valid and binding obligations of such Borrower.

5.3
FORMATION AND ORGANIZATIONAL DOCUMENTS. Borrowers have delivered to Lender all formation and organizational documents of each Borrower, of the partners, joint venturers or members of each Borrower, if any, and of the Guarantors, and all such formation and organizational documents remain in full force and effect and have not been amended or modified since they were delivered to Lender. Borrowers shall immediately provide Lender with copies of any amendments or modifications of the formation or organizational documents.

Loan 1003622

5.4
NO VIOLATION. Borrowers' execution, delivery, and performance under the Loan Documents does not: (a) require any consent or approval not heretofore obtained under any partnership agreement, operating agreement, articles of incorporation, bylaws or other document; (b) violate any governmental requirement applicable to the Property or any other statute, law, regulation or ordinance or any order or ruling of any court or governmental entity; (c) conflict with, or constitute a breach or default or permit the acceleration of obligations under any agreement, contract, lease, or other document by which any Borrowers is or any portion of the Property is bound or regulated; and/or (d) violate any statute, law, regulation or ordinance, or any order of any court or governmental entity.

5.5
COMPLIANCE WITH LAWS; USE. Borrowers have, and at all times shall have obtained, all permits, licenses, exemptions, and approvals necessary to occupy, operate and market the Property, and shall maintain compliance with all governmental requirements applicable to the Property and all other applicable statutes, laws, regulations and ordinances necessary for the transaction of its business. The Property is comprised of separate legal parcels, owned in fee or ground leased, each of which is lawfully created in full compliance with all subdivision laws and ordinances and is properly zoned for the stated use of the Property as disclosed to Lender at the time of execution hereof. Borrowers shall not initiate or acquiesce to a zoning change of the Property without prior notice to, and prior written consent from, Lender. Furthermore, Borrowers shall not allow changes in the stated use of the Property from that disclosed to Lender at the time of execution hereof without prior notice to, and prior written consent from, Lender.

5.6
LITIGATION. Except as set forth on Schedule 5.6, there are no claims, actions, suits, or proceedings pending, or to Borrowers' knowledge, threatened against any Borrower, or Guarantor, or affecting the Property or any portion thereof.

5.7
FINANCIAL CONDITION. All financial statements and information heretofore and hereafter delivered to Lender by Borrowers, including, without limitation, information relating to the financial condition of Borrowers, the Property, the partners, joint venturers or members of each Borrower, and/or any Guarantors, fairly and accurately represent the financial condition of the subject thereof and have been prepared (except as noted therein) in accordance with generally accepted accounting principles consistently applied. Notwithstanding the use of generally accepted accounting principles, the calculation of liabilities shall NOT include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC 825-10-25 (formerly known as FAS 159, The Fair Value Option for Financial Assets and Financial Liabilities) or other FASB standards allowing entities to elect fair value option for financial liabilities. Therefore, the amount of liabilities shall be the historical cost basis, which generally is the contractual amount owed adjusted for amortization or accretion of any premium or discount. Borrowers acknowledge and agree that Lender may request and obtain additional information from third parties regarding any of the above, including, without limitation, credit reports.

5.8
NO MATERIAL ADVERSE CHANGE. There has been no material adverse change in the financial condition of any Borrower and/or Guarantor since the dates of the latest financial statements furnished to Lender and, except as otherwise disclosed to Lender in writing or otherwise publicly disclosed in regulatory filings of a Borrower, no Borrower has entered into any material transaction which is not disclosed in such financial statements.

5.9
ACCURACY. To the best of Borrowers' actual knowledge, all reports, documents, instruments, information and forms of evidence delivered to Lender concerning the Loan or security for the Loan or required by the Loan Documents are accurate, correct and sufficiently complete to give Lender true and accurate knowledge of their subject matter, and do not contain any misrepresentation or omission.

5.10
AMERICANS WITH DISABILITIES ACT COMPLIANCE. Each Borrower represents and warrants to Lender that the Property shall be hereafter maintained in full and strict compliance with the requirements and regulations of the Americans with Disabilities Act, of July 26, 1990, Pub. L. No. 101-336, 104 Stat. 327, 42 U.S.C. § 12101, et seq., as hereafter amended. Borrowers shall be solely responsible for all such ADA costs of compliance and reporting.

5.11
TAX LIABILITY. Each Borrower has filed all required federal, state, county and municipal tax returns and has paid all taxes and assessments owed and payable, and no Borrower has knowledge of any basis for any additional payment with respect to any such taxes and assessments.

Loan 1003622

5.12
BUSINESS LOAN. The Loan is a business loan transaction in the stated amount solely for the purpose of carrying on the business of Borrowers and none of the proceeds of the Loan will be used for the personal, family or agricultural purposes of any kind whatsoever.

5.13
GROUND LEASE. Borrowers have delivered to Lender a true and complete copy of the Ground Lease. The Ground Lease remains in full force and effect and has not been amended or modified since it was delivered to Lender. Further, Borrowers represent and warrant that, to the best of Borrowers' knowledge, there exists no default or event that, but for the passage of time, and/or giving of notice, would constitute a default under the Ground Lease.

5.14
COMPLIANCE WITH MATTERS OF RECORD. Borrowers have complied, and at all times shall maintain compliance, with all requirements and restrictions of record and/or shown in the Title Policy applicable to the Property, including, without limitation, any agreements regarding parking.

ARTICLE 6. HAZARDOUS MATERIALS

6.1
SPECIAL REPRESENTATIONS AND WARRANTIES. Without in any way limiting the other representations and warranties set forth in this Agreement, and after reasonable investigation and inquiry, each Borrower hereby specially represents and warrants to the best of such Borrower's knowledge, as of the date of this Agreement, as follows:

(a)
Hazardous Materials. Except as disclosed on Schedule 6.1 attached hereto, the Property is not and has not been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any oil, flammable explosives, asbestos, urea formaldehyde insulation, mold, toxic mold, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are “hazardous substances,” “hazardous wastes,” “hazardous materials,” “toxic substances,” “wastes,” “regulated substances,” “industrial solid wastes,” or “pollutants” under the Hazardous Materials Laws, as described below, and/or other applicable environmental laws, ordinances and regulations (collectively, the “Hazardous Materials”). “Hazardous Materials” shall not include commercially reasonable amounts of such materials used in the ordinary course of operation of the Property as office space which materials are used and stored in accordance with all applicable environmental laws, ordinances and regulations.

(b)
Hazardous Materials Laws. The Property is in compliance with all laws, ordinances and regulations relating to Hazardous Materials (“Hazardous Materials Laws”), including, without limitation: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986, “CERCLA”), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, as amended, 42 U.S.C. Section 300f et seq.; and all comparable state and local laws, laws of other jurisdictions or orders and regulations.

(c)
Hazardous Materials Claims. There are no claims or actions (“Hazardous Materials Claims”) pending or threatened against any Borrower or either Property by any governmental entity or agency or by any other person or entity relating to Hazardous Materials or pursuant to the Hazardous Materials Laws.

(d)
Border Zone Property. Neither Property has been designated as Border Zone Property under the provisions of California Health and Safety Code, Sections 25220 et seq. and there has been no occurrence or condition on any real property adjoining or in the vicinity of either Property that could cause a Property or any part thereof to be designated as Border Zone Property.

6.2	HAZARDOUS MATERIALS COVENANTS. Borrower agrees as follows:

(a)
No Hazardous Activities. Except as otherwise disclosed to Lender in the reports listed on Schedule 6.1, no Borrower shall cause or permit either Property to be used as a site for the use, generation, manufacture, storage, treatment, release, discharge, disposal, transportation or presence of any Hazardous Materials.

(b)	Compliance. Borrowers shall comply and cause each Property to comply with all Hazardous Materials

Loan 1003622

Laws.

(c)
Notices. Borrowers shall immediately notify Lender in writing of: (i) to the extent not otherwise disclosed to Lender in the reports listed on Schedule 6.1, the discovery of any Hazardous Materials on, under or about the Property; (ii) any knowledge by any Borrower that either Property does not comply with any Hazardous Materials Laws; (iii) any Hazardous Materials Claims; and (iv) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of either Property that could cause a Property or any part thereof to be designated as Border Zone Property.

(d)
Remedial Action. In response to the presence of any Hazardous Materials on, under or about either Property, Borrowers shall immediately take, at Borrowers' sole expense, all remedial action required by any Hazardous Materials Laws or any judgment, consent decree, settlement or compromise in respect to any Hazardous Materials Claims.

6.3
INSPECTION BY LENDER. Upon reasonable prior notice to Borrowers, Lender, its employees and agents, may from time to time (whether before or after the commencement of a nonjudicial or judicial foreclosure proceeding) enter and inspect the Properties for the purpose of determining the existence, location, nature and magnitude of any past or present release or threatened release of any Hazardous Materials into, onto, beneath or from the Properties.

6.4
HAZARDOUS MATERIALS INDEMNITY. EACH BORROWER HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES) WHICH LENDER MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF THE USE, GENERATION, MANUFACTURE, STORAGE, DISPOSAL, THREATENED DISPOSAL, TRANSPORTATION OR PRESENCE OF HAZARDOUS MATERIALS IN, ON, UNDER OR ABOUT EITHER PROPERTY. BORROWERS SHALL IMMEDIATELY PAY TO LENDER UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE THE INDEBTEDNESS ARISES UNTIL PAID AT THE RATE OF INTEREST APPLICABLE TO THE PRINCIPAL BALANCE OF THE NOTE. BORROWERS' DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER SHALL SURVIVE THE CANCELLATION OF THE NOTE AND THE RELEASE, RECONVEYANCE OR PARTIAL RECONVEYANCE OF EITHER DEED OF TRUST. PROVIDED THAT BORROWERS SHALL HAVE NO LIABILITY TO INDEMNIFY LENDER UNDER THIS SECTION FOR ANY DAMAGES RESULTING FROM HAZARDOUS MATERIALS THAT BORROWERS CAN CONCLUSIVELY PROVE WERE FIRST INTRODUCED ONTO THE PROPERTY AFTER THE DATE OF ANY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE.

6.5
LEGAL EFFECT OF SECTION. Borrowers and Lender agree that: (a) this Article 6 is intended as Lender's written request for information (and Borrowers' response) concerning the environmental condition of the real property security as required by California Code of Civil Procedure §726.5; and (b) each provision in this Article (together with any indemnity applicable to a breach of any such provision) with respect to the environmental condition of the real property security is intended by Lender and Borrowers to be an “environmental provision” for purposes of California Code of Civil Procedure §736, and as such it is expressly understood that Borrowers' duty to indemnify Lender hereunder shall survive: (a) any judicial or non-judicial foreclosure under any Deed of Trust, or transfer of the Property in lieu thereof, (b) the release and reconveyance or cancellation of any Deed of Trust; and (c) the satisfaction of all of Borrowers' obligation under the Loan Documents.

ARTICLE7. COVENANTS OF BORROWERS

7.1
EXPENSES. Borrowers shall immediately pay Lender upon demand all out-of-pocket costs and expenses incurred by Lender in connection with: (a) the preparation of this Agreement, all other Loan Documents and Other Related Documents contemplated hereby; (b) the administration of this Agreement, the other Loan Documents and Other Related Documents for the term of the Loan; and (c) the enforcement or satisfaction by Lender of any of Borrowers' obligations under this Agreement, the other Loan Documents or the Other Related Documents. For all purposes of this Agreement, Lender's costs and expenses shall include, without limitation, all appraisal fees, cost engineering and inspection fees, legal fees and expenses, accounting fees, environmental consultant fees, auditor fees, recording fees, UCC filing fees and/or UCC vendor fees, flood certification vendor fees, tax service vendor fees, and the cost to Lender of any title insurance premiums, title surveys, reconveyance, and notary fees. Borrowers recognize and agree that formal written appraisals of the Properties by a licensed independent appraiser may be required by Lender's internal procedures and/or federal

Loan 1003622

regulatory reporting requirements on, provided, no Default exists, no more than an annual basis and that Lender may, at its option and upon reasonable prior notice, require inspection of the Properties by an independent supervising architect and/or cost engineering specialist at least semi-annually. If any of the services described above are provided by an employee of Lender, Lender's costs and expenses for such services shall be calculated in accordance with Lender's standard charge for such services.

7.2
ERISA COMPLIANCE. Borrowers shall at all times comply with the provisions of ERISA with respect to any retirement or other employee benefit plan to which it is a party as employer, and as soon as possible after any Borrower knows, or has reason to know, that any Reportable Event (as defined in ERISA) with respect to any such plan of any Borrower has occurred, it shall furnish to Lender a written statement setting forth details as to such Reportable Event and the action, if any, which the applicable Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event furnished to the Pension Benefit Guaranty Corporation.

7.3
ANNUAL CASH FLOW TEST; REMARGINING. On or before March 31 of each year, Borrowers must provide to Lender satisfactory evidence (including, without limitation, historical operating statements) that Net Operating Income for the twelve (12) month period ending December 31 of the prior year generates a Loan Constant of not less than ten percent (10%). In the event that the required Loan Constant is not achieved, then the Loan Constant shall be re-determined on or before June 15 of such year using Net Operating Income for the twelve (12) month period ending March 31 of such year, and if the required ten percent (10%) Loan Constant is still not achieved, then Borrowers, on or before June 30 of such year, shall pay down the outstanding principal balance of the Loan in an amount sufficient to achieve a Loan Constant, for either the twelve (12) month period ending December 31 or March 15, of at least ten percent (10%). Any amounts repaid may not be re-borrowed.

7.4
LEASING. Each Borrower shall use its commercially reasonable efforts to maintain all leasable space in the Property leased at no less than fair market rental rates. Unless otherwise consented to by Lender in writing, all leases entered into after the date of this Agreement shall (i) be to unaffiliated third parties and under market terms, including, without limitation, those relating to insurance, waiver of claims, damage and destruction, condemnation, notice to mortgagee, capital equipment leases, and subordination and attornment, (ii) be upon terms and with tenants approved by Lender prior to any Borrower's execution of any such lease, provided said lease is with a Major Tenant; (iii) provide for uses of the Property that are consistent with the use of the Property as of the date hereof, and (iv) subject to modification as reasonably required by Borrower and approved by Lender, be on a standard form lease, which includes, without limitation, estoppel, subordination, attornment, and mortgagee protection provisions.

7.5
SUBDIVISION MAPS. Prior to recording any final map, plat, parcel map, lot line adjustment or other subdivision map of any kind covering any portion of the Property (collectively, “Subdivision Map”), Borrowers shall submit such Subdivision Map to Lender for Lender's review and approval, which approval shall not be unreasonably withheld. Within ten (10) Business Days after Lender's receipt of such Subdivision Map, Lender shall provide Borrowers written notice if Lender disapproves of said Subdivision Map. Lender shall be deemed to have approved the Subdivision Map if such notice is not provided to Borrower. Within five (5) Business Days after Lender's request, Borrowers shall execute, acknowledge and deliver to Lender such amendments to the Loan Documents as Lender may reasonably require to reflect the change in the legal description of the Property resulting from the recordation of any Subdivision Map. In connection with and promptly after the recordation of any amendment or other modification to any Deed of Trust recorded in connection with such amendments, Borrowers shall deliver to Lender, at Borrowers' sole expense, a title endorsement to the Title Policy in form and substance satisfactory to Lender insuring the continued first priority lien of any Deed of Trust. Subject to the execution and delivery by Borrowers of any documents required under this Section, Lender shall, if required by applicable law, sign any Subdivision Map approved, or deemed to be approved, by Lender pursuant to this Section.

7.6
FURTHER ASSURANCES. Upon Lender's request and at Borrowers' sole cost and expense, Borrowers shall execute, acknowledge and deliver any other instruments and perform any other acts necessary, desirable or proper, as determined by Lender, to carry out the purposes of this Agreement and the other Loan Documents or to perfect and preserve any liens created by the Loan Documents.

1.
ASSIGNMENT. Without the prior written consent of Lender, no Borrower shall assign its interest under any of the Loan Documents, or in any monies due or to become due thereunder, and any assignment without such consent shall be void.

Loan 1003622

1.
MANAGEMENT AND LEASING OF PROPERTY. Without the prior written consent of Lender, no Borrower or TRS Entity shall enter into any agreement providing for the management, leasing or operation of the Property.

1.
DERIVATIVE DOCUMENTS. On or before February 28, 2011, Borrowers shall (i) enter into a Hedge Arrangement with a notional amount not less than Forty-Six Million and No/100ths Dollars ($46,000,000.00) and a term of not less than the term of the Loan; and (ii) deliver to Lender all documents evidencing such Hedge Arrangement. Borrowers shall maintain such Hedge Arrangement for so long as any obligation of any Borrower or any Guarantor remains outstanding under any of the Loan Documents. If Borrowers purchase the Hedge Agreement from Lender, (i) Borrowers shall, upon receipt from Lender, execute promptly all documents evidencing such transaction, including without limitation the ISDA Master Agreement, the Schedule to the ISDA Master Agreement and the ISDA Confirmation, and (ii) Lender's interest thereunder shall be secured by the Collateral pari passu to the Loan. If Borrowers purchases the Hedge Agreement from any provider other than Lender, such Hedge Arrangement shall not be secured by the Collateral in any manner whatsoever.

1.
TRS ENTITIES. TRS Entities shall not own any properties or assets other than personal property and lease/contract rights associated with the operation of the Property, including those, transferred to the TRS Entities pursuant to those Transfer, Assignment and Assumption Agreements, dated June 29, 2010, between Borrowers and TRS Entities, and encumbered by the Deeds of Trust, as applicable. Except as may be permitted under the Deed of Trust, Borrowers and/or TRS Entities shall not cause or permit any Person other than Borrowers or TRS Entities to (i) hold any ownership interests in or to any real or personal property associated with the operation of the Property, or (ii) except as set forth in Section 7.4 above, enter into any leases, license agreements, services agreements, or any other contractual agreements pursuant to which revenues are derived in connection with the operation of the Property; provided, however, that TRS Entities may enter into leases and licenses with terms of one (1) year or less. Borrowers and TRS Entities shall comply with all of the covenants and other provisions of this Agreement and the other Loan Documents that relate to the Property or any interest therein held by any TRS Entity, to the same extent as if Borrowers owned such interest.

1.
NO ENCUMBRANCES. Borrowers and TRS Entities shall not (a) create, assume, incur, permit, or suffer to exist any Lien on (i) any Collateral, and/or (ii) any direct or indirect ownership interest in any Borrower or TRS Entity, except for the liens of the Deeds of Trust; or (b) permit any Collateral or any direct or indirect ownership interest of any Borrower or TRS Entity to be subject to a negative pledge.

1.
MODIFICATIONS OF ORGANIZATIONAL DOCUMENTS. Borrowers, TRS Entities, and Guarantor shall not, amend, supplement, restate, or otherwise modify in any respect its charter, articles of incorporation or by-laws, operating agreement, partnership agreement or other organizational document without the prior written consent of the Lender (which shall not be unreasonably withheld), unless such amendment, supplement, restatement or other modification is required (a) under the Internal Revenue Code or other Applicable Law or (b) to maintain the REIT's status as a REIT.

1.
MATERIAL CONTRACTS. Except pursuant to the Reciprocal Easement Agreement, the Parking Lease, the TRS Documents, and Blanket Insurance, Borrowers and TRS Entities shall not do any of the following without the Lender's prior written consent (not to be unreasonably withheld of delayed): (i) enter into any Material Contract, including any new or replacement property management agreement, ground lease, or parking lease; (ii) reduce or extend the term of, increase the charges or fees payable by such party under, decrease the charges or fees payable to such party under, or otherwise modify or amend in any respect, any Material Contract; (iii) surrender, modify or amend in any material respect, or terminate, any existing Material Contract, including, without limitation, the Ground Lease (except to the extent of a termination resulting from a default of lessor thereunder); or (iv) breach any provision of any Material Contract.

1.
INDEBTEDNESS. Borrowers and TRS Entities shall not (a) assume, create, incur or suffer to exist any additional indebtedness or other material obligation, other than (i) non-interest bearing ordinary course obligations (e.g. trade payables or accruals) in an aggregate amount less than Three Million and No/100ths Dollars ($3,000,000.00), and incurred in connection with Borrowers' ordinary course of business and (ii) any Hedge Agreements entered into with Wells Fargo Bank, National Association as counterparty; or (b) directly or indirectly guaranty the obligations of any other person or entity.

Loan 1003622

1.
TRANSACTIONS WITH AFFILIATES AND LIMITATIONS ON DISTRIBUTIONS. With the exception of the Reciprocal Easement Agreement, the Parking Lease, the TRS Documents, and Blanket Insurance, Borrowers and TRS Entities shall not permit to exist or enter into any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of any party to the Loan, except transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Borrowers or the TRS Entities and upon fair and reasonable terms which are no less favorable to the Borrowers and/or the TRS Entities than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate. Notwithstanding the forgoing, no payments of any kind (including without limitation, distributions to any Borrowers' members) may be made with respect to any Affiliate if a Default or Potential Default exists or would result therefrom.

1.	SECURITY DEPOSITS AND PREPAID RENT.

(a)
Borrowers shall directly deliver, or cause to be directly delivered to Lender, any security deposit, prepayment of rent, or any other amount in excess of Two Hundred Thousand and No/100ths Dollars ($200,000.00), payable to any Borrower, or TRS Entity, pursuant to any lease, including, without limitation, (i) all prepaid rent paid pursuant that certain Lease by and between Bronson, as successor in interest to Sunset Studios Holdings, LLC, a Delaware limited liability company, and KTLA, INC., a California corporation (“KTLA”), dated as of January 30, 2008 (as amended from time to time, the “KTLA Lease”); and (ii) the $225,661.00 security deposit required under Section 2.5 of that certain First Amendment to Lease by and between Bronson, as successor in interest to Sunset Studios Holdings, LLC, a Delaware limited liability company, and KTLA, dated as of June 5, 2009. Lender shall deposit such amounts into the Security Deposit Account.

(b)
Borrowers and TRS Entities hereby grant and convey to Lender a security interest in and to all of Borrowers' and TRS Entities' right, title and interest in and to the Security Deposit Account, the subaccounts created thereunder and all sums now or hereafter on deposit in or payable or withdrawable from the Security Deposit Account. As additional security for Borrowers' performance under the Loan Documents, each Borrower and TRS Entity hereby irrevocably pledges and assigns to Lender all monies at any time deposited in the Security Deposit Account. Borrowers and TRS Entities acknowledge that Lender shall indicate on Lender's records for the Security Deposit Account, that Lender has a security interest therein. The Security Deposit Account shall be in the name of Borrowers for the benefit of Lender or in such other name as Lender may direct in writing. The Security Deposit Account shall be assigned the federal tax identification number of Borrowers.

(c)
Borrowers and TRS Entities shall have no right or ability to affect withdrawals from the Security Deposit Account or the subaccounts created thereunder, except to the extent funds are required to be returned to KTLA or in accordance with the provisions of this Agreement, and shall have no right to exercise dominion or control over the Security Deposit Account or the subaccounts created thereunder. Borrower shall pay to Lender all reasonable fees, costs and expenses charged, paid or incurred by Lender from time to time in connection with any request of Borrowers for a disbursement of funds from the Security Deposit Account or otherwise. Borrowers authorize Lender to disburse directly to Lender, from the Security Deposit Account or from funds to be disbursed to Borrowers from the Security Deposit Account, such sums as may be necessary, at any time and from time to time, to pay all such fees, costs and expenses. For so long as (i) there remains prepaid rent under the KTLA Lease on deposit in the Security Deposit Account; and (ii) there exists no Default or Potential Default, Lender shall disburse, from the Security Deposit Account, to Bronson or its designee, each month, an amount equal to $271,374.87 (the “KTLA Deferred Monthly Rent Payment”).

ARTICLE 8. REPORTING COVENANTS

1.
FINANCIAL INFORMATION. Borrowers shall maintain or cause to be maintained a system of accounting established and administered in accordance with sound business practices and consistent with past practice to permit preparation of quarterly and, to the extent applicable, annual financial statements, each in conformity with GAAP, and each of the financial statements described below shall be prepared for Borrower from such system and records.

(a)
Borrowers shall deliver to Lender, as soon as available, but in no event later than ninety (90) days after Borrowers' fiscal year end, a current financial statement (including, without limitation, an income and expense statement and balance sheet) signed by Mark T. Lammas, or another financial officer reasonably acceptable to Lender, together with any other financial information including, without limitation, quarterly financial statements including balance sheet, covenant compliance and liquidity

Loan 1003622

information, annual financial statements, cash flow projections, quarterly operating statements, project level financial reports, annual budgets, and such additional financial and other information as requested by Lender for any Borrower, TRS Entity, and/or Guarantor.

(b)
Within forty-five (45) days of Lender's request, Borrowers shall also deliver to Lender such quarterly and other financial information regarding any persons or entities in any way obligated on the Loan as Lender may reasonably specify. If audited financial information is prepared, Borrowers shall deliver to Lender copies of that information within thirty (30) days of its final preparation. Except as otherwise agreed to by Lender, all such financial information shall be prepared in accordance with generally accepted accounting principles consistently applied.

1.
BOOKS AND RECORDS. Each Borrower shall maintain complete books of account and other records for the Property owned by such Borrower and for disbursement and use of the proceeds of the Loan, and the same shall be available for inspection and copying by Lender upon reasonable prior notice.

1.
LEASING REPORTS. Each Borrower shall deliver to Lender quarterly rent rolls, leasing schedules and reports, operating statements and/or such other leasing information as Lender shall reasonably request with respect to the Property, each in form and substance reasonably satisfactory to Lender.

1.
OPERATING STATEMENTS FOR PROPERTY. Until such time as the Note is paid in full, Borrower shall deliver to Lender on the forty-fifth (45th) day of each quarter an “Operating Statement” which shows in detail the amounts and sources of Gross Operating Income received by or on behalf of Borrower and the amounts and purposes of Permitted Operating Expenses paid by or on behalf of Borrower with respect to the Property for the previous quarter.

2.	NOTICES UNDER MATERIAL CONTRACT. Borrowers shall immediately provide Lender with copies of any notices given to a Borrower pursuant to any Material Contract.

ARTICLE 9. DEFAULTS AND REMEDIES

1.	DEFAULT. The occurrence of any one or more of the following shall constitute an event of default (“Default”) under this Agreement and the other Loan Documents:

(a)
Failure to Make Payments When Due. Borrower shall fail to pay (i) any amount due on the Maturity Date, (ii) any principal when due, or (iii) any interest on the Loan (or any fee or other amount payable under the Fee Letter or any Loan Documents) within five (5) days after the date such interest, fee or other amount first became due, provided that such limited 5-day cure period shall only be available to Borrower two times per calendar year; or

(b)
Performance of Obligations. Any Borrower's failure to perform any obligation in addition to those in Section 9.1(a) above or separately listed below in this Section 9.1 under any of the Loan Documents within thirty (30) days of the date of such failure; provided, however, that if a cure period is provided for the remedy of such failure, such Borrower's failure to perform will not constitute a Default until such date as the specified cure period expires, if any; or

(c)	Use. The prohibition, enjoining or interruption of any Borrower's right to occupy, use or lease the Property for a continuous period of more than thirty (30) days; or

(d)
Condemnation; Attachment. (i) The condemnation, seizure or appropriation of, or occurrence of an uninsured casualty with respect to any material portion of the Property; or (ii) the sequestration or attachment of, or any levy or execution upon any of the Property, any other collateral provided by Borrower under any of the Loan Documents, or any substantial portion of the other assets of any Borrower, which sequestration, attachment, levy or execution is not released, expunged or dismissed prior to the earlier of thirty (30) days or the sale of the assets affected thereby; or

(e)
Representations and Warranties. (i) The failure of any material representation or warranty of any Borrower in any of the Loan Documents and the continuation of such failure for more than ten (10) days after written notice to Borrower from Lender requesting Borrower cure such failure; or

(f)
Voluntary Bankruptcy; Insolvency; Dissolution. (i) The filing of a petition by any Borrower for relief under the Bankruptcy Code, or under any other present or future state or federal law regarding bankruptcy, reorganization or other debtor relief law; (ii) the filing of any pleading or an answer by any Borrower in any involuntary proceeding under the Bankruptcy Code or other debtor relief law which admits the jurisdiction of the court or the petition's material allegations regarding any Borrower's insolvency; (iii) a general assignment by any Borrower for the benefit of creditors; or (iv) any Borrower applying for, or the appointment of, a receiver, trustee, custodian or liquidator of such Borrower or any

Loan 1003622

of its property; or

(g)
Involuntary Bankruptcy. The failure of any Borrower to effect a full dismissal of any involuntary petition under the Bankruptcy Code or under any other debtor relief law that is filed against such Borrower or in any way restrains or limits such Borrower or Lender regarding the Loan or the Property, prior to the earlier of the entry of any court order granting relief sought in such involuntary petition, or thirty (30) days after the date of filing of such involuntary petition; or

(h)	Guarantors; TRS Entities. The occurrence of any of the events specified in Sections 9.1 (f) and/or 9.1 (g) as to Guarantor, the REIT, and/or either TRS Entity; or

(i)	Change In Management or Control. The occurrence of any Change of Control of Guarantor or either TRS Entity; or

(j)
Loss of Priority. The failure at any time of Deed of Trust to be valid first lien upon the applicable Property or any portion thereof, other than as a result of any release or reconveyance of the applicable Deed of Trust with respect to all or any portion of the Property pursuant to the terms and conditions of this Agreement; or

(k)
Hazardous Materials. The discovery of any significant Hazardous Materials in, on or about the Property subsequent to the Effective Date to the extent not previously disclosed to Lender in the reports listed on Schedule 6.1. Any such Hazardous Materials shall be “significant” for this purpose if said Hazardous Materials, in Lender's sole discretion, have a materially adverse impact on the value of the Property; or

(l)	Default Under Ground Lease. The occurrence of a default under the Ground Lease after the expiration of all applicable notice and cure periods, if any; or

(m)	Ownership Or Property Transfer. Any violation of 10.1 and/or 10.2; or

(n)
Default Under Guaranty. The occurrence of a default under any guaranty now or hereafter executed in connection with the Loan, including, without limitation, Guarantor's failure to perform any covenant, condition, or obligation thereunder, provided, if such default is non-monetary, it shall not be a Default hereunder if such default is cured within thirty (30) days following the occurrence of such default; or

(o)
Default Under Existing Guarantor Indebtedness. The occurrence of a default under any agreement to which Guarantor is a party which (i) results in acceleration of any amounts outstanding thereunder; and (ii) evidences or secures recourse indebtedness greater than Twenty Million and No/100ths Dollars ($20,000,000.00); provided, however, that such event shall not constitute a Default hereunder if (i) such event does not otherwise cause a Default under subsection (n) above (i.e. breach of a Guarantor Financial Covenant), and (ii) within ten (10) Business Days of such event, Guarantor pays to Lender an amount equal to fifty percent (50%) of Guarantor's liability under Section 1 of the Guaranty (presuming there was a loan acceleration on such date), such amount shall be applied to repay the principal balance of the Loan. Amounts repaid may not be re-borrowed; or

(p)
Default Under Unsecured Indemnity Agreement. The occurrence of a default under that certain Hazardous Materials Indemnity Agreement (Unsecured) executed by Guarantor, as Indemnitor, in favor of Lender, and dated concurrently herewith, including without limitation indemnitor's failure to perform any covenant, condition, or obligation thereunder, provided, if such default is non-monetary, it shall not be a Default hereunder if such default is cured within thirty (30) days following the occurrence of such default; or

(q)
Default Under Hedge Arrangement. The occurrence of a default by Borrowers or a termination event with respect to Borrowers under a Hedge Arrangement, provided; if such default is non-monetary, it shall not be a Default hereunder if such default is cured within thirty (30) days following the occurrence of such default.

1.
ACCELERATION UPON DEFAULT; REMEDIES. Upon the occurrence of any Default specified in this Article, Lender may, at its sole option, declare all sums owing to Lender under the Note, this Agreement and the other Loan Documents immediately due and payable. Upon such acceleration, Lender may, in addition to all other remedies permitted under this Agreement and the other Loan Documents and at law or equity, apply any sums in the Account and/or the Security Deposit Account to the sums owing under the Loan Documents and any and all obligations of Lender to fund further disbursements under the Loan shall terminate.

1.
DISBURSEMENTS TO THIRD PARTIES. Upon the occurrence of a Default occasioned by any Borrower's failure to pay money to a third party as required by this Agreement, Lender may but shall not be obligated to make such payment from the Loan proceeds or other funds of Lender. If such payment is made from proceeds of the Loan, Borrowers shall immediately deposit with Lender, upon written demand, an amount equal to such payment. If such payment is made from funds of Lender, Borrowers shall immediately repay such funds upon written demand of Lender. In either case, the Default with respect to which any such payment has been made

Loan 1003622

by Lender shall not be deemed cured until such deposit or repayment (as the case may be) has been made by Borrower to Lender.

1.
REPAYMENT OF FUNDS ADVANCED. Except as otherwise provided in Section 7.1 above, any funds expended by Lender in the exercise of its rights or remedies under this Agreement and the other Loan Documents shall be payable to Lender upon demand, together with interest at the rate applicable to the principal balance of the Note from the date the funds were expended. All such indebtedness shall be deemed to be amounts expended and shall be deemed Secured Obligations secured by the Loan Documents

1.
RIGHTS CUMULATIVE, NO WAIVER. All Lender's rights and remedies provided in this Agreement and the other Loan Documents, together with those granted by law or at equity, are cumulative and may be exercised by Lender at any time. Lender's exercise of any right or remedy shall not constitute a cure of any Default unless all sums then due and payable to Lender under the Loan Documents are repaid and Borrowers have cured all other Defaults. No waiver shall be implied from any failure of Lender to take, or any delay by Lender in taking, action concerning any Default or failure of condition under the Loan Documents, or from any previous waiver of any similar or unrelated Default or failure of condition. Any waiver or approval under any of the Loan Documents must be in writing and shall be limited to its specific terms.

ARTICLE 10. DUE ON SALE/ENCUMBRANCE

1.	PROPERTY TRANSFERS.

(a)
Prohibited Property Transfers. Borrower shall not cause or permit any Transfer of all or any part of or any direct or indirect legal or beneficial interest in the Property or the Collateral (collectively, a “Prohibited Property Transfer”), including, without limitation, (i) a Lease of all or a material part of the Property for any purpose other than actual occupancy by a space tenant; and (ii) the Transfer of all or any part of Borrower's right, title and interest in and to any Lease or lease payments.

(b)
Permitted Property Transfers. Notwithstanding the foregoing, none of the following Transfers shall be deemed to be a Prohibited Property Transfer: (i) a Transfer which is expressly permitted under this Agreement; (ii) a Lease which is permitted under the terms of the Loan Documents; and (iii) the sale of inventory in the ordinary course of business.

1.
EQUITY TRANSFERS; PERMITTED OWNERSHIP CHANGES. No Borrower or TRS Entity will Transfer, or contract to Transfer, or permit any Transfer of, any direct or indirect ownership interests in a Borrower or Borrowers, a TRS Entity or TRS Entities, the REIT or the Guarantor, except as permitted below. Notwithstanding the restriction on Transfer set forth in Section 10.1 above or the immediately preceding sentence (and notwithstanding the restriction on Transfer set forth in the Deed of Trust), the following Transfers of direct or indirect ownership interests shall be permitted without Lender's consent: (i) transfers of direct or indirect interests in any Borrower to the Guarantor or an Affiliate of the Guarantor, provided that the Guarantor shall continue to Control Borrowers, and that the REIT shall continue to Control Borrowers, the Guarantor and the TRS Entities; (ii) issuances and transfers (including pledges) of securities, options, warrants or other interests in the REIT, whether directly or indirectly; (iii) issuances and transfers (including pledges) of partnership interests and other interests in the Guarantor, whether directly or indirectly, provided that the REIT shall continue to Control Borrowers, the Guarantor and the TRS Entities; and (iv) a merger, consolidation or exchange of securities to which the REIT or the Guarantor is a party, as applicable, provided that the surviving entity shall be the REIT or the Guarantor, as applicable, and that the REIT shall continue to Control Borrowers, the Guarantor and the TRS Entities. Borrowers shall promptly notify Lender of the occurrence of any Transfers described above (other than transfers of publicly traded stock in the REIT), and shall provide Lender with any information and/or documentation reasonably requested by Lender in connection with any such Transfer

ARTICLE 11. MISCELLANEOUS PROVISIONS

1.
INDEMNITY. BORROWERS HEREBY AGREE TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES) WHICH LENDER MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF: (A) THE PURPOSE TO WHICH BORROWER APPLIES THE LOAN PROCEEDS; (B) THE FAILURE OF ANY BORROWER TO PERFORM ANY OBLIGATIONS AS AND WHEN REQUIRED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; (C) ANY FAILURE AT ANY TIME OF ANY OF ANY

Loan 1003622

BORROWER'S REPRESENTATIONS OR WARRANTIES TO BE TRUE AND CORRECT; OR (D) ANY ACT OR OMISSION BY ANY BORROWER, CONSTITUENT PARTNER OR MEMBER OF ANY BORROWER, ANY CONTRACTOR, SUBCONTRACTOR OR MATERIAL SUPPLIER, ENGINEER, ARCHITECT OR OTHER PERSON OR ENTITY WITH RESPECT TO ANY OF THE PROPERTY. BORROWER SHALL IMMEDIATELY PAY TO LENDER UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE THE INDEBTEDNESS ARISES UNTIL PAID AT THE RATE OF INTEREST APPLICABLE TO THE PRINCIPAL BALANCE OF THE NOTE. BORROWERS' DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER SHALL SURVIVE CANCELLATION OF THE NOTE AND THE RELEASE, RECONVEYANCE OR PARTIAL RECONVEYANCE OF THE DEEDS OF TRUST.

1.
Additional Security Interest. Each Borrower hereby grants and assigns to Lender a security interest, to secure payment and performance of all obligations, in all of it's right, title and interest, now or hereafter acquired, to the payment of money from Lender to such Borrower under any swap, derivative, foreign exchange or hedge transaction or arrangement (or similar transaction or arrangement howsoever described or defined) at any time entered into between any Borrower and Lender in connection with the Loan

1.
FORM OF DOCUMENTS. The form and substance of all documents, instruments, and forms of evidence to be delivered to Lender under the terms of this Agreement and any of the other Loan Documents shall be subject to Lender's approval and shall not be modified, superseded, or terminated in any respect without Lender's prior written approval, which shall not be unreasonably withheld or delayed.

1.	NO THIRD PARTIES BENEFITED. No person other than Lender and Borrowers and their permitted successors and assigns shall have any right of action under any of the Loan Documents.

1.
NOTICES. All notices, demands, or other communications under this Agreement and the other Loan Documents shall be in writing and shall be delivered to the appropriate party at the address set forth on the signature page of this Agreement (subject to change from time to time by written notice to all other parties to this Agreement). All notices, demands or other communications shall be considered as properly given if delivered personally or sent by first class United States Postal Service mail, postage prepaid, except that notice of Default may be sent by certified mail, return receipt requested, or by Overnight Express Mail or by overnight commercial courier service, charges prepaid. Notices so sent shall be effective three (3) days after mailing, if mailed by first class mail, and otherwise upon receipt; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

1.
ATTORNEY-IN-FACT. Following any Default hereunder, each Borrower hereby irrevocably appoints and authorizes Lender, as such Borrower's attorney-in-fact, which agency is coupled with an interest, to execute and/or record in Lender's or such Borrower's name any notices, instruments or documents that Lender deems appropriate to protect Lender's interest under any of the Loan Documents.

1.
ACTIONS. Each Borrower agrees that Lender, in exercising the rights, duties, or liabilities of Lender or any Borrower under the Loan Documents, may commence, appear in or defend any action or proceeding purporting to affect the Property, or the Loan Documents and Borrowers shall immediately reimburse Lender upon demand for all such out-of-pocket expenses so incurred or paid by Lender, including, without limitation, attorneys' fees and expenses and court costs.

1.
RIGHT OF CONTEST. Borrowers may contest in good faith any claim, demand, levy, or assessment by any person other than Lender which would constitute a Default if: (a) Borrowers pursue the contest diligently, in a manner which Lender determines is not prejudicial to Lender, and does not impair the rights of Lender under any of the Loan Documents; and (b) Borrowers deposit with Lender any funds or other forms of assurance which Lender in good faith determines from time to time appropriate to protect Lender from the consequences of the contest being unsuccessful. Borrowers' compliance with this Section shall operate to prevent such claim, demand, levy or assessment from becoming a Default.

1.
RELATIONSHIP OF PARTIES. The relationship of Borrowers and Lender under the Loan Documents is, and shall at all times remain, solely that of borrower and lender, and Lender neither undertakes nor assumes any responsibility or duty to Borrowers or to any third party with respect to the Property, except as expressly provided in this Agreement and the other Loan Documents.

Loan 1003622

1.
DELAY OUTSIDE LENDER'S CONTROL. Lender shall not be liable in any way to any Borrower or any third party for Lender's failure to perform or delay in performing under the Loan Documents (and Lender may suspend or terminate all or any portion of Lender's obligations under the Loan Documents) if such failure to perform or delay in performing results directly or indirectly from, or is based upon, the action, inaction, or purported action, of any governmental or local authority, or because of war, rebellion, insurrection, strike, lock-out, boycott or blockade (whether presently in effect, announced or in the sole judgment of Lender deemed probable), or from any Act of God or other cause or event beyond Lender's control.

1.
ATTORNEYS' FEES AND EXPENSES; ENFORCEMENT. If any attorney is engaged by Lender to enforce or defend any provision of this Agreement, any of the other Loan Documents or Other Related Documents, or as a consequence of any Default under the Loan Documents, with or without the filing of any legal action or proceeding, and including, without limitation, any fees and expenses incurred in any bankruptcy proceeding of any Borrower, then Borrowers shall immediately pay to Lender, upon demand, the amount of all attorneys' fees and expenses and all costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Note as specified therein, unless Borrowers are the prevailing party in any action.

1.
IMMEDIATELY AVAILABLE FUNDS. Unless otherwise expressly provided for in this Agreement, all amounts payable by any Borrower to Lender shall be payable only in United States currency, immediately available funds.

1.
LENDER'S CONSENT. Wherever in this Agreement there is a requirement for Lender's consent and/or a document to be provided or an action taken “to the satisfaction of Lender”, it is understood by such phrase that Lender shall exercise its consent, right or judgment in a reasonable manner given the specific facts and circumstance applicable at the time.

1.
LOAN SALES AND PARTICIPATION; DISCLOSURE OF INFORMATION. At no additional cost, expense or liability to Borrowers, Borrowers agree that Lender may elect, at any time, to sell, assign or grant participation in all or any portion of its rights and obligations under the Loan Documents, and that any such sale, assignment or participation may be to one or more financial institutions, private investors, and/or other entities, at Lender's sole discretion (“Participant”). Borrowers further agree that Lender may disseminate to any such actual or potential purchaser(s), assignee(s) or participant(s) all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Lender with respect to: (a) the Property and its operation; (b) any party connected with the Loan (including, without limitation, any Borrower, any partner, joint venturer or member of any Borrower, any constituent partner, joint venturer or member of any Borrower, any Guarantor and/or any TRS Entity); and/or (c) any lending relationship other than the Loan which Lender may have with any party connected with the Loan. In the event of any such sale, assignment or participation, Lender and the parties to such transaction shall share in the rights and obligations of Lender as set forth in the Loan Documents only as and to the extent they agree among themselves. In connection with any such sale, assignment or participation, Borrowers further agree that the Loan Documents shall be sufficient evidence of the obligations of Borrowers to each purchaser, assignee, or participant, and upon written request by Lender, either Borrower or Borrowers shall enter into such amendments or modifications to the Loan Documents as may be reasonably required in order to evidence any such sale, assignment or participation. The indemnity obligations of Borrowers under the Loan Documents shall also apply with respect to any purchaser, assignee or participant.

Anything in this Agreement to the contrary notwithstanding, and without the need to comply with any of the formal or procedural requirements of this Agreement, including this Section, any lender may at any time and from time to time pledge and assign all or any portion of its rights under all or any of the Loan Documents to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from its obligations thereunder.

1.
CAPITAL ADEQUACY. If Lender or any Participant in the Loan, or either of them, determines that compliance with any law or regulation or with any guideline or request from any central bank or other governmental agency (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by Lender or such Participant, or any corporation controlling Lender or such Participant, as a consequence of, or with reference to, Lender's or such Participant's or such corporation's commitments or its making or maintaining advances below the rate which Lender or such Participant or such corporation controlling

Loan 1003622

Lender could have achieved but for such compliance (taking into account the policies of Lender or such Participant or corporation with regard to capital), then Borrowers shall, from time to time, within thirty (30) calendar days after written demand by Lender or such Participant, pay to Lender or such Participant additional amounts sufficient to compensate Lender or such Participant or such corporation controlling Lender to the extent that Lender determines such increase in capital is allocable to Lender's obligations hereunder. A certificate as to such amounts, submitted to Borrowers by Lender or such Participant, shall be conclusive and binding for all purposes, absent manifest error.

1.
LENDER'S AGENTS. Lender may designate an agent or independent contractor to exercise any of Lender's rights under this Agreement and any of the other Loan Documents. Any reference to Lender in any of the Loan Documents shall include Lender's agents, employees or independent contractors. Borrowers shall pay the costs of such agent or independent contractor either directly to such person or to Lender in reimbursement of such costs, as applicable.

1.	TAX SERVICE. Lender is authorized to secure, at Borrowers' expense, a tax service contract with a third party vendor which shall provide tax information on the Property satisfactory to Lender.

1.
BORROWERS' WAIVER. Borrowers hereby waive all rights under California Civil Code Section 2822, which provides as follows: “(a) The acceptance, by a creditor, of anything in partial satisfaction of an obligation, reduces the obligation of a surety thereof, in the same measure as that of the principal, but does not otherwise affect it. However, if the surety is liable upon only a portion of an obligation and the principal provides partial satisfaction of the obligation, the principal may designate the portion of the obligation that is to be satisfied; and (b) For purposes of this section and Section 2819, an agreement by a creditor to accept from the principal debtor a sum less than the balance owed on the original obligation, without the prior consent of the surety and without any other change to the underlying agreement between the creditor and principal debtor, shall not exonerate the surety for the lesser sum agreed upon by the creditor and principal debtor.”

1.
SEVERABILITY. If any provision or obligation under this Agreement and the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable, that provision shall be deemed severed from the Loan Documents and the validity, legality, and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of the Loan Documents, provided, however, that if the rate of interest or any other amount payable under the Note or this Agreement or any other Loan Document, or the right of collectibility therefore, are declared to be or become invalid, illegal or unenforceable, Lender's obligations to make advances under the Loan Documents shall not be enforceable by any Borrower.

1.
HEIRS, SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided under the terms and conditions of this Agreement, the terms of the Loan Documents shall bind and inure to the benefit of the heirs, successors and assigns of the parties.

1.	TIME. Time is of the essence of each and every term of this Agreement.

1.
HEADINGS. All article, section or other headings appearing in this Agreement and any of the other Loan Documents are for convenience of reference only and shall be disregarded in construing this Agreement and any of the other Loan Documents.

1.
GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of California, except to the extent preempted by federal laws. Borrower and all persons and entities in any manner obligated to Lender under the Loan Documents consent to the jurisdiction of any federal or state court within the State of California having proper venue and also consent to service of process by any means authorized by California or federal law.

1.
USA PATRIOT ACT NOTICE. COMPLIANCE. The USA Patriot Act of 2001 (Public Law 107-56) and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, Lender may from time-to-time request, and Borrowers shall provide to Lender, Borrower's respective name, address, tax identification number and/or such other identification information as shall be necessary for Lender to comply with federal law. An “account” for this purpose may include, without limitation, a deposit account, cash management service, a transaction or asset account, a credit account, a loan or other

Loan 1003622

extension of credit, and/or other financial services product.

1.
INTEGRATION; INTERPRETATION. The Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals, or extensions now or hereafter approved by Lender in writing.

1.	JOINT AND SEVERAL LIABILITY. The liability of all persons and entities obligated in any manner under this Agreement and any of the Loan Documents shall be joint and several.

1.	SPECIAL REPRESENTATIONS, COVENANTS AND WAIVERS.

(a)
The parties hereto recognize and acknowledge that a Borrower may from time to time have advanced to it under the Loan an aggregate principal amount in excess of the borrowing that would otherwise be supported by Collateral owned by such Borrower and encumbered under a Deed of Trust. The Loan has been established in the manner provided herein (and with the possible result referred to in the foregoing sentence) at the express request of, and to accommodate the administrative and operational requirements of, the Borrowers and Guarantor. Specifically, the Loan might have been established to provide a limit on direct borrowings by each Borrower consistent with the specific borrowing base limitations imposed by Collateral owned by such Borrower, with additional credit needs of such Borrower in excess thereof being accommodated by inter-company loans from Borrower(s) with excess borrowing capacity to such other Borrower requiring additional funds. However, for administrative and operational reasons imposed by the Borrowers and Guarantor, as aforesaid, the Loan has been established as provided herein, but with the intention, as confirmed in subsection (b) below, that the Borrowers ultimately share, among themselves, repayment obligations under the Loan to the same extent as if such borrowings had been made under the alternative disbursement procedure described in the preceding sentence.

(b)
Without limiting the joint and several liability of each Borrower to the Lender under this Agreement, the Note and other Loan Documents, each Borrower hereby severally covenants and commits to indemnify and hold harmless each other Borrower from and against any liability (in the form of indebtedness repaid to the Lender under the Loan, including foreclosure under any Deed of Trust) incurred by such other Borrower to the Lender under or pursuant to this Agreement or the Note in respect of such indebtedness incurred by the indemnifying Borrower. The effect of the foregoing shall be that, as between the Borrowers, each shall be responsible to reimburse the other Borrower to the end that each Borrower hereunder ultimately bears the burden of payment of its respective share of indebtedness incurred under and pursuant to the Loan.

(c)
In connection with its joint and several obligations under the Loan Documents, each Borrower waives: (i) any defense based upon any legal disability or other defense of any other Borrower, or by reason of the cessation or limitation of the liability of any other Borrower from any cause other than full payment of all sums payable under the Note or any of the other Loan Documents; (ii) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of any Borrower or any principal thereof or any defect in the formation of any Borrower or any such principal; (iii) any defense based upon the application by any Borrower of the proceeds of the Loan for purposes other than the purposes permitted under this Agreement or any other Loan Document; (iv) any and all rights and defenses arising out of an election of remedies by the Lenders, even though that election of remedies, such as nonjudicial foreclosure with respect to security for any Property, has destroyed all rights of any party to a deficiency judgment against the owner of such Property of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise, and, as a consequence, will destroy all rights which any Borrower would otherwise have (including, without limitation, the right of subrogation, the right of reimbursement, and the right of contribution) to proceed against such other Borrower; (v) any defense based upon Lender's failure to disclose any information concerning any other Borrower's financial condition or any other circumstances bearing on any other Borrower's ability to pay all sums payable under the Note or any of the other Loan Documents; (vi) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects ore burdensome than that of a principal; (vii) any defense based upon the Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute; (viii) any defense based upon, any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code; (ix) any right of subrogation, any right

Loan 1003622

to enforce any remedy which the Lenders may have against any other Borrower and any right to participate in, or benefit from, any security for the Note or the other Loan Documents now or hereafter held by Lender; and (x) the benefit of any statute of limitations affecting the liability of each Borrower or the enforcement hereof. Each Borrower agrees that the payment of all sums payable under the Note or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Note or other Loan Documents shall similarly operate to toll the statute of limitations applicable to each Borrower's liability hereunder. Without limiting the generality, of the foregoing or any other provision hereof, each Borrower expressly waives to the extent permitted by law any and all rights and defenses which might otherwise be available to it under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433 and under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any of such sections. Lender may (A) apply security and direct the order or manner of sale thereof as the Lender in its sole discretion may determine; (B) release, substitute or add any one or more endorsers of the Note or guarantors of Borrowers' obligations under the Note or the other Loan Documents; and (C) apply payments received by Lender from Borrowers to any obligations of Borrowers to the Lender, in such order as the Lender shall determine in its sole discretion. If all or any portion of the obligations of any Borrower are paid or performed, the obligations of each other Borrower hereunder shall continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from the Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, irrespective of full payment and performance of all of the indebtedness and obligations evidenced and secured by the Loan Documents.

(d)
Each Borrower acknowledges that: (a) the obligations under the Loan Documents are complex in nature, (b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, and (c) as part of the Lender's consideration for entering into these transactions, Lender has specifically bargained for the waiver and relinquishment by each Borrower of all such defenses, and each Borrower has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, each Borrower does hereby represent and confirm to Lender that each Borrower is fully informed regarding, and thoroughly understands: (i) the nature of all such possible defenses, (ii) the circumstances under which such defenses may arise, (iii) the benefits which such defenses might confer upon Borrower, and (iv) the legal consequences to Borrower of waiving such defenses. Each Borrower acknowledges that all of the informed waivers herein shall be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

(e)
Without limiting subsection (c) or (d) above, each Borrower hereby specifically waives presentment, demand, protest and notice of any kind and without limiting the generality of the foregoing or any provision of subsection (c) above, each Borrower further expressly waives to the extent permitted by law any and all rights and defenses, including, without limitation, any rights of subrogation, reimbursement, indemnification and contribution, which might otherwise be available to such Borrower under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, or under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any such sections.

(f)
Without limiting the joint and several liability of the Guarantor to the Lender under the Guaranty, Guarantor, by execution of the Guaranty, jointly and severally agrees to indemnify and hold each Borrower harmless from and against any liability (in the form of indebtedness repaid to Lender under the Loan, including foreclosure under any Deed of Trust) incurred by such Borrower to the Lenders under or pursuant to the Loan in respect of indebtedness incurred by other Borrowers.

1.
COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

[The remainder of this page has been intentionally left blank.]
IN WITNESS WHEREOF, Borrowers and Lender have executed this Agreement as of the date appearing on the first page of this Agreement.

Loan 1003622

“LENDER” WELLS FARGO BANK, NATIONAL ASSOCIATION By:____/s/ Kevin Stacker______________________ Name: Kevin A. Stacker Title: Vice President

Lender's Address: WELLS FARGO BANK, NATIONAL ASSOCIATION Real Estate Portfolio Services 11601 Wilshire Boulevard, 17th Floor Los Angeles, California 90025 Attn: Kevin A. Stacker Loan No.:1003622

[Signatures continue on the following page.]

Borrowers' Signature Page to Loan Agreement

“BORROWERS”

SUNSET BRONSON ENTERTAINMENT PROPERTIES, LLC, a Delaware limited liability company

By: Sunset Studios Holdings, LLC,
a Delaware limited liability company,
its sole member

By: Hudson Sunset Bronson, LLC,
a Delaware limited liability company,
its sole member

By: Hudson Pacific Properties, L.P.,
a Maryland limited partnership,
its sole member

By: Hudson Pacific Properties, Inc.,
a Maryland corporation,
its general partner

By:_____/s/ Mark Lammas______
Name: Mark T. Lammas
Its: Chief Financial Officer

Loan 1003622

SUNSET GOWER ENTERTAINMENT PROPERTIES, LLC, a Delaware limited liability company By:_____/s/ Mark Lammas___________________ Name: Mark T. Lammas Its:Treasurer

Borrowers' Address:

SUNSET GOWER ENTERTAINMENT PROPERTIES, LLC and SUNSET BRONSON ENTERTAINMENT PROPERTIES, LLC
c/o Hudson Pacific Properties, Inc.
11601 Wilshire Blvd., Ste 1600
Los Angeles, California 90025-0317

Attn: Mark T. Lammas

[Signatures continue on the following page.]

TRS Entities' Signature Page to Loan Agreement
ACKNOWLEDGED AND AGREED by TRS Entities as of the date appearing on the first page of this Agreement.

“TRS ENTITIES”

SUNSET BRONSON SERVICES, LLC,
a Delaware limited liability company

By: Hudson Pacific Properties, Inc.,
a Maryland corporation,
its sole member

By:_____/s/ Mark Lammas___________________
Name: Mark T. Lammas
Its:Chief Financial Officer

SUNSET GOWER SERVICES, LLC,
a Delaware limited liability company

By: Hudson Pacific Properties, Inc.,
a Maryland corporation,
its sole member

By:_____/s/ Mark Lammas___________________
Name: Mark T. Lammas
Its:Chief Financial Officer

[Signatures continue on the following page.]

Guarantor's Signature Page to Loan Agreement

Loan 1003622

ACKNOWLEDGED AND AGREED by Guarantor, for the purposes of Section 11.27 above, as of the date appearing on the first page of this Agreement.

“GUARANTOR”

HUDSON PACIFIC PROPERTIES, L.P.,
a Maryland limited partnership

By:Hudson Pacific Properties, Inc.
a Maryland corporation,
its general partner

By: _____/s/ Mark Lammas___________________
Name:Mark T. Lammas
Title:Chief Financial Officer

[End signatures.]

Loan 1003622

SCHEDULE 5.1
Loan No. 1003622
Schedule 5.1
SCHEDULE 5.1

BORROWERS' ORGANIZATIONAL CHART

SUNSET GOWER ENTERTAINMENT PROPERTIES, LLC

Loan 1003622

SCHEDULE 5.1
Loan No. 1003622
Schedule 5.1

SUNSET BRONSON ENTERTAINMENT PROPERTIES, LLC

Loan 1003622

SCHEDULE 5.6
Loan No. 1003622
Schedule 5.6
SCHEDULE 5.6

LITIGATION

Loan 1003622

NONESCHEDULE 6.1
Loan No. 1003622
Schedule 6.1
SCHEDULE 6.1

REPORTS OF HAZARDOUS MATERIALS

1.    Phase I Environmental Site Assessment of Sunset Gower Studios, dated April 26, 2010, prepared by EMG Corp.
2.    Phase I Environmental Site Assessment, dated February 3, 2011, prepared by EMG Corp (Bronson).

Loan 1003622

EXHIBIT A
Loan No. 1003622
Exhibit A
EXHIBIT A
DESCRIPTION OF PROPERTY
Exhibit A to LOAN AGREEMENT by and among SUNSET BRONSON ENTERTAINMENT PROPERTIES, LLC, a Delaware limited liability company, and SUNSET GOWER ENTERTAINMENT PROPERTIES, LLC, a Delaware limited liability company, collectively, jointly and severally, as “Borrowers”, and Wells Fargo Bank, National Association, as “Lender”, dated as of February 11, 2011.

BRONSON
All that certain real property located in the County of Los Angeles, State of California, described as follows:
PARCEL 1: (Sunset Bronson)

LOT 1 AND A PORTION OF LOT 2 OF TRACT NO. 1619, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 20 PAGE 48 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND LOTS 1 TO 12 INCLUSIVE OF TRACT NO. 4468, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 48 PAGE 67 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF LOT 1 OF TRACT NO. 1619, AT THE SOUTHEAST CORNER OF SUNSET BOULEVARD AND BRONSON AVENUE; THENCE ALONG BRONSON AVENUE, SOUTH 00 DEGREES 08 MINUTES EAST 735.61 FEET TO THE SOUTHWEST CORNER OF LOT 1 OF TRACT NO. 4468, IN THE NORTH LINE OF FERNWOOD AVENUE; THENCE ALONG FERNWOOD AVENUE, NORTH 89 DEGREES 41 MINUTES EAST 601.42 FEET TO THE SOUTHEAST CORNER OF LOT 12 OF TRACT NO. 4468, IN THE WEST LINE OF VAN NESS AVENUE; THENCE ALONG VAN NESS AVENUE, NORTH 00 DEGREES 13 MINUTES WEST 735.56 FEET TO THE SOUTHWEST CORNER OF VAN NESS AVENUE AND SUNSET BOULEVARD; THENCE ALONG SUNSET BOULEVARD, SOUTH 89 DEGREES 41 MINUTES WEST 600.30 FEET TO THE POINT OF BEGINNING.

PARCEL 2: (Sunset Bronson)

THAT PORTION OF FERNWOOD AVENUE VACATED BY RESOLUTION TO VACATE NO. 05-1400270 RECORDED FEBRUARY 2, 2006 AS INSTRUMENT NO. 06-0257516, OFFICIAL RECORDS, BOUNDED AS FOLLOWS:

ON THE SOUTH BY THE CENTERLINE OF FERNWOOD AVENUE, 60 FEET WIDE, AS SHOWN ON THE MAP OF SAID TRACT NO. 1619;

ON THE WEST BY A LINE PARALLEL WITH AND 15 FEET EASTERLY OF THE SOUTHERLY PROLONGATION OF THE WESTERLY LINE OF LOT 1 OF SAID TRACT NO. 1619.

ON THE EAST BY A LINE PARALLEL WITH AND 2 FEET WESTERLY OF THE SOUTHERLY PROLONGATION OF THE EASTERLY LINE OF LOT 12 OF SAID TRACT NO. 1619.

Loan 1003622

Assessor's Parcel Number: 5545-016-007

PARCEL 2: (Lot D)

LOTS 3 AND 4 OF GRIDER AND HAMILTON'S HOLLYWOOD TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 9 PAGE 12 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

Assessor's Parcel Number: 5545-015-003, 004

GOWER

All that certain real property located in the County of Los Angeles, State of California, described as follows:

PARCEL 1:

PARCELS B AND C OF PARCEL MAP L.A. NO. 2008-2946, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 365 PAGES 7 THROUGH 10 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

ALSO EXCEPT THEREFROM ALL OIL, PETROLEUM, GAS, BREA, ASPHALTUM AND ALL KINDRED SUBSTANCES AND OTHER MINERALS IN, UNDER AND/OR THAT MAY BE PRODUCED FROM A DEPTH BELOW 500 FEET FROM THE SURFACE OF THE SOUTH 50 FEET OF THE EAST 135 FEET OF LOT "B" OF GRIDER AND HAMILTON'S HOLLYWOOD TRACT, WITHOUT THE RIGHT OF SURFACE ENTRY AND WITHOUT THE RIGHT OF INGRESS AND EGRESS TO SAID LAND, AS GRANTED TO ESTELLE MACK, A SINGLE WOMAN, BY DEED RECORDED JUNE 30, 1953, AS INSTRUMENT NO. 3727, OFFICIAL RECORDS.

Assessor's Parcel Number: 5545-013-57, 58, 59, 404

PARCEL 1A:

A NONEXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS, AND THE PARKING OF PASSENGER VEHICLES, AS CREATED BY A DOCUMENT ENTITLED “RECIPROCAL EASEMENT AGREEMENT” DATED AS OF OCTOBER 3, 2007, AND RECORDED OCTOBER 9, 2007 AS INSTRUMENT NO. 2007-2298259, OF OFFICIAL RECORDS, SUBJECT TO ALL OF THE TERMS, COVENANTS AND CONDITIONS CONTAINED THEREIN.

PARCEL 2:

A LEASEHOLD, AS CREATED BY:

1)    THAT CERTAIN LEASE DATED AUGUST 26, 1949, EXECUTED BY ISAAC E. CHADWICK AND ELIZABETH K. CHADWICK, AS LESSOR, AND COLUMBIA PICTURES CORPORATION, A CORPORATION, AS LESSEE, AS REFERENCED IN THE DOCUMENT ENTITLED “MEMORANDUM OF LEASE”, WHICH WAS RECORDED SEPTEMBER 15, 1949, AS INSTRUMENT NO. 1175, OFFICIAL RECORDS, FOR THE TERM AND UPON AND SUBJECT TO ALL THE PROVISIONS CONTAINED IN SAID DOCUMENT, AND IN SAID

Loan 1003622

LEASE; AND

2)    AS AMENDED BY INSTRUMENT RECORDED DECEMBER 28, 1950, AS INSTRUMENT NO. 1831, OFFICIAL RECORDS; AND

3)    AS MODIFIED BY INSTRUMENT ENTITLED “EXTENSION OF LEASE”, RECORDED APRIL 24, 1961, AS INSTRUMENT NO. 1959, OFFICIAL RECORDS; AND

4)    BY MEMORANDUM OF ASSIGNMENT AND ASSUMPTION OF GROUND LEASE DATED NOVEMBER 23, 2004, RECORDED AS INSTRUMENT NO. 04-3071554, BY AND BETWEEN THE PICK-VANOFF COMPANY, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY, AS ASSIGNOR AND GI PARTNERS STUDIOS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AS ASIGNEE; AND

5)    AS AMENDED BY THAT CERTAIN UNRECORDED GROUND LESSOR CERTIFICATE AND AMENDMENT FROM DONALD T. CHADWICK AND BRITT-MARIE CHADWICK, TRUSTEES UNDER THAT CERTAIN TRUST INSTRUMENT KNOWN AS THE CHADWICK 1994 FAMILY TRUST DATED DECEMBER 14 1994, AS TO AN UNDIVIDED ONE-HALF INTEREST AND RICHARD T. CHADWICK, A MARRIED MAN, AS HIS SOLE AND SEPARATE PROPERTY, AS TO AN UNDIVIDED ONE-HALF INTEREST (COLLECTIVELY “LANDLORD”) TO SGS HOLDINGS, LLC, A DELAWARE LIMITED LIABILITY COMPANY DATED AS OF AUGUST 14, 2007; AND

6)    AS ASSIGNED PURSUANT TO THAT CERTAIN ASSIGNMENT AND ASSUMPTION OF GROUND LEASES, DATED FEBRUARY 11, 2011, EXECUTED BY SGS HOLDINGS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AND SUNSET GOWER ENTERTAINMENT PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED CONCURRENTLY HEREWITH, IN THE OFFICIAL RECORDS OF LOS ANGELES COUNTY, CALIFORNIA; AND

A LEASEHOLD, AS CREATED BY:

1)     THAT CERTAIN LEASE DATED APRIL 6, 1961, EXECUTED BY ELIZABETH K. CHADWICK, AS LESSOR, AND COLUMBIA PICTURES CORPORATION, A CORPORATION, AS LESSEE AND RECORDED APRIL 24, 1961, AS INSTRUMENT NO. 1958, OFFICIAL RECORDS, FOR THE TERM AND UPON AND SUBJECT TO ALL THE PROVISIONS CONTAINED IN SAID LEASE; AND

2)     BY A MEMORANDUM OF ASSIGNMENT AND ASSUMPTION OF GROUND LEASE, DATED NOVEMBER 23, 2004, RECORDED AS INSTRUMENT NO. 04-3071554, BY AND BETWEEN THE PICK-VANOFF COMPANY, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY, AS ASSIGNOR, AND GI PARTNERS STUDIOS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AS ASSIGNEE; AND

3)    AS AMENDED BY THAT CERTAIN UNRECORDED GROUND LESSOR CERTIFICATE AND AMENDMENT FROM DONALD T. CHADWICK AND BRITT-MARIE CHADWICK TRUSTEES UNDER THAT CERTAIN TRUST INSTRUMENT KNOWN AS THE CHADWICK 1994 FAMILY TRUST DATED DECEMBER 14 1994, AS TO AN UNDIVIDED ONE-HALF INTEREST AND RICHARD T. CHADWICK, A MARRIED MAN AS HIS SOLE AND SEPARATE PROPERTY AS TO AN UNDIVIDED ONE-HALF INTEREST (COLLECTIVELY “LANDLORD”), WHICH BY ITS TERMS ASSIGNED THE INTEREST IF LESSEE FROM GI PARTNERS STUDIOS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, TO SGS HOLDINGS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, DATED AS OF AUGUST 14, 2007, AND THAT CERTAIN ASSIGNMENT OF GROUND LEASES, DATED AUGUST 9, 2007, EXECUTED BY GI PARTNERS STUDIOS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AND SGS HOLDINGS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, WHICH DOCUMENT WAS RECORDED AUGUST 15, 2007 AS INSTRUMENT NO. 07-1910835, IN THE OFFICIAL RECORDS OF LOS ANGELES COUNTY, CALIFORNIA; AND

4)    AS ASSIGNED PURSUANT TO THAT CERTAIN ASSIGNMENT AND ASSUMPTION OF GROUND LEASES, DATED FEBRUARY 11, 2011, EXECUTED BY SGS HOLDINGS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AND SUNSET GOWER ENTERTAINMENT PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED CONCURRENTLY HEREWITH, IN THE OFFICIAL RECORDS OF LOS ANGELES COUNTY, CALIFORNIA,

Loan 1003622

ALL AS TO A PORTION OF THE FOLLOWING REFERENCED REAL PROPERTY:

ALL THAT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 1 SOUTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF THE SURVEY OF SAID LAND ON FILE IN THE BUREAU OF LAND MANAGEMENT, DESCRIBED AS FOLLOWS: BEGINNING AT A POINT OF INTERSECTION OF THE SOUTH LINE OF SUNSET BOULEVARD, 100 FEET WIDE, WITH THE EAST LINE OF GOWER STREET, 60 FEET WIDE; THENCE NORTH 89 DEGREE 40 MINUTES 08 SECONDS EAST, 125.05 FEET ALONG THE SOUTH LINE OF SAID SUNSET BOULEVARD TO A LINE PARALLEL WITH AND 5.00 FEET WEST FROM THE WEST LINE OF THE LAND CONVEYED TO WILLIAM HORSLEY, ET UX., BY DEED RECORDED IN BOOK 6457, PAGE 210 OF DEEDS; THENCE SOUTH 00 DEGREES 04 MINUTES 36 SECONDS EAST, 150.00 FEET ALONG A LINE WEST 5.00 FEET FROM THE WEST LINE OF SAID HORSLEY PROPERTY; THENCE NORTH 89 DEGREES 40 MINUTES 08 SECONDS EAST, 5.00 FEET, PARALLEL WITH THE CENTERLINE OF SAID SUNSET BOULEVARD TO THE WEST LINE OF SAID HORSLEY PROPERTY; THENCE SOUTH 00 DEGREES 04 MINUTES 36 SECONDS EAST, 62.00 FEET ALONG THE WEST LINE OF SAID HORSLEY PROPERTY TO THE SOUTHWEST CORNER OF SAID HORSLEY PROPERTY; THENCE SOUTH 89 DEGREES 40 MINUTES 08 SECONDS WEST, 130.06 FEET, PARALLEL WITH THE CENTERLINE OF SAID SUNSET BOULEVARD TO THE EAST LINE OF SAID GOWER STREET; THENCE NORTH 00 DEGREES 40 MINUTES 30 SECONDS WEST, 212.02 FEET ALONG THE EAST LINE OF SAID GOWER STREET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM THE WEST 5.00 FEET THEREOF.

SAID LAND IS ALSO SHOWN ON THAT CERTAIN CERTIFICATE OF COMPLIANCE NO. AA-2004-5776-COC RECORDED SEPTEMBER 22, 2004 AS INSTRUMENT NO. 04-2433264.

Assessor's Parcel Number: 2289-001-401

PARCEL 3:

that portion of the northeast quarter of the southwest quarter of section 11, township 1 south, range 14 west, San Bernardino meridian, in the City of Los Angeles, County of Los Angeles, State of California, described as follows:

beginning at a point in the south line of sunset Boulevard, 100 feet wide, 125 feet east from its intersection with the east line of gower street, 60 feet wide, said point being the northwest corner of the land described in deed to william horsley, recorded in Book 7191 page 53 of deeds; thence easterly along from said south line 58 feet, more or less, to the westerly line of the land described in deed to jerry fairbanks and wife, recorded on January 5, 1948 in Book 26378 page 495 of Official Records; thence southerly along said westerly line 67 feet to an angle point therein; thence easterly continuing along the line of said land 12 feet to an angle point in said line; thence southerly along the westerly line of said land and along the prolongation thereof 113 feet; thence westerly parallel with said south line of sunset Boulevard 25 feet; thence northerly parallel with the westerly line of beachwood drive, 25 feet; thence westerly parallel with said south line of sunset Boulevard 40 feet; thence northerly parallel with said westerly line of beachwood drive, 5 feet; thence westerly parallel with said south line of sunset Boulevard 5 feet, more or less, to the southwest corner of said land described in deed to william horsley; thence northerly along the west line of said land 150 feet to the point of beginning.

Assessor's Parcel Number: 5545-013-043

Loan 1003622

EXHIBIT B
Loan No. 1003622
Exhibit B
EXHIBIT B
DOCUMENTS
Exhibit B to LOAN AGREEMENT by and among SUNSET BRONSON ENTERTAINMENT PROPERTIES, LLC, a Delaware limited liability company, and SUNSET GOWER ENTERTAINMENT PROPERTIES, LLC, a Delaware limited liability company, collectively, jointly and severally, as “Borrowers”, and Wells Fargo Bank, National Association, as “Lender”, dated as of February 11, 2011.

1
Loan Documents. The documents listed below, numbered 1.1 through 1.15, inclusive, and amendments, modifications and supplements thereto which have received the prior written consent of Lender, together with any documents executed in the future that are approved by Lender and that recite that they are “Loan Documents” for purposes of this Agreement are collectively referred to herein as the Loan Documents.

1.	This Agreement.

2.	The Promissory Note Secured by Deeds of Trust of even date herewith in the original principal amount of the Loan made by Borrower payable to the order of Lender.

3.
Those Deeds of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith executed, as applicable, by Borrowers, and TRS Entities, as Trustors, to American Securities Company, a California corporation, as Trustee, for the benefit of Lender, as Beneficiary.

4.	Uniform Commercial Code National UCC Financing Statements (Form UCC1) of even date herewith naming each Borrower as Debtor and Lender as Secured Party.

5.	Action by Written Consent of the Sole Member of Sunset Gower Entertainment Properties, LLC, dated February 11, 2011.

6.	Action by Written Consent of the Sole Member of Sunset Bronson Entertainment Properties, LLC, dated February 11, 2011.

7.	Action by Written Consent of the Sole Member of Sunset Studios Holdings, LLC, dated February 11, 2011.

8.	Action by Written Consent of the Sole Member of Hudson Sunset Bronson, LLC, dated February 11, 2011.

9.	Certified Copy of Board of Directors Resolutions of Hudson Pacific Services, Inc., executed by Howard Stern, as Secretary, dated February 11, 2011.

10.	Action by Written Consent of the Sole Member of Sunset Bronson Services, LLC, dated February 11, 2011.

11.	Action by Written Consent of the Sole Member of Sunset Gower Services, LLC, dated February 11, 2011.

12.	Certified Copy of Board of Directors Resolutions of Hudson Pacific Properties, Inc., executed by Howard Stern, as Secretary, dated February 11, 2011.

13.	Action by Written Consent of the General Partner of Hudson Pacific Properties, L.P., dated February 11, 2011.

14.	Transfer Authorizer Designation, executed by Borrowers, dated February 11, 2011.

15.	Agreement for Disbursement Prior to Recording and Amendment to Note, executed by Borrowers and Lender, dated February 11, 2011.

2	Other Related Documents (Which Are Not Loan Documents):

1.	Partial Payment and Carve-Out Guaranty of even date herewith executed by Hudson Pacific Properties, L.P., a Maryland limited partnership, as Guarantor, in favor of Lender.

2.	Hazardous Materials Indemnity Agreement (Unsecured) or even date herewith executed by and between Hudson Pacific Properties, L.P., a Maryland limited partnership, as Indemintor, and Lender.

3.	Funds Transfer Agreement for Disbursement of Loan Proceeds of even date herewith executed by and between Borrowers and Lender.

4.	Opinion of Elkins Kalt Weintraub Reuben Gartside LLP, dated February 11, 2011.
EXHIBIT C

Loan 1003622

Loan No. 1003622
Exhibit C
TRANSFER AUTHORIZER DESIGNATION
(For Disbursement of Loan Proceeds by Funds Transfer)

☐ NEW ☐ REPLACE PREVIOUS DESIGNATION ☐ ADD ☐ CHANGE ☐ DELETE LINE NUMBER _____
☐ INITIAL LOAN DISBURSEMENT

The following representatives of SUNSET BRONSON ENTERTAINMENT PROPERTIES, LLC, a Delaware limited liability company (“Bronson”), and SUNSET GOWER ENTERTAINMENT PROPERTIES, LLC, a Delaware limited liability company (“Gower”), (Bronson and Gower each a “Borrower” and collectively, jointly and severally, “Borrowers”) are authorized to request the disbursement of Loan Proceeds and initiate funds transfers for Loan 1003622 dated February 11, 2011 between Wells Fargo Bank, National Association ("Lender") and Borrowers. Lender is authorized to rely on this Transfer Authorizer Designation until it has received a new Transfer Authorizer Designation signed by Borrowers, even in the event that any or all of the foregoing information may have changed.

	Name	Title	Maximum Wire Amount
1
2
3
4
5
Initial Loan Disbursement Authorization ☐ Not Applicable ☐ Applicable
Lender is hereby authorized to accept wire transfer instructions from ____________________(ie. specify title company escrow) to be delivered, via fax, email, letter or other method, to Lender for title/escrow #________ and/or loan #___________. Said instructions shall include the title/escrow company's Receiving Party Account Name, city and state, Receiving Party Account Number, Receiving Lender's (ABA) Routing Number, Maximum Transfer Amount required, Borrower's name, title order/escrow number to which Lender shall fund the Initial Loan Disbursement under the loan number referenced above. The amount of said transfer shall not exceed $_________________. Borrower acknowledges and agrees that the acceptance of and wire transfer of funds by Lender in accordance with the title/escrow company instructions shall be governed by this Transfer Authorizer Designation form and any other Loan Documents dated ___________________ by and between Lender and Borrower. Lender shall not be further required to confirm said wiring instructions received from title/escrow company with Borrower. This Initial Loan Disbursement Authorization is in effect until ____DATE___________ after which time a new authorization request shall be required. Borrower shall instruct title/escrow company via a separate letter, to deliver said wiring instructions in writing, directly to Lender at its address. Borrower also hereby authorizes Lender to attach a copy of the title/escrow company's written wire instructions to this Transfer Authorizer Designation form upon receipt of said instructions.

1.

Transfer Funds to (Receiving Party Account Name):
Receiving Party Account Number:
Receiving Bank Name, City and State:	Receiving Bank Routing (ABA) Number
Maximum Transfer Amount:
Further Credit Information/Instructions:

2.

Loan 1003622

Transfer Funds to (Receiving Party Account Name):
Receiving Party Account Number:
Receiving Bank Name, City and State:	Receiving Bank Routing (ABA) Number
Maximum Transfer Amount:
Further Credit Information/Instructions:
3.

Transfer Funds to (Receiving Party Account Name):
Receiving Party Account Number:
Receiving Bank Name, City and State:	Receiving Bank Routing (ABA) Number
Maximum Transfer Amount:
Further Credit Information/Instructions:

     Maximum Wire Amount may not exceed the Loan Amount.

Date: February __, 2011
“BORROWERS”

SUNSET BRONSON ENTERTAINMENT PROPERTIES, LLC, a Delaware limited liability company

By: Sunset Studios Holdings, LLC,
a Delaware limited liability company,
its sole member

By: Hudson Sunset Bronson, LLC,
a Delaware limited liability company,
its sole member

By: Hudson Pacific Properties, L.P.,
a Maryland limited partnership,
its sole member

By: Hudson Pacific Properties, Inc.,
a Maryland corporation,
its general partner

By:_____________________
Name:Mark T. Lammas
Its:Chief Financial Officer

SUNSET GOWER ENTERTAINMENT PROPERTIES, LLC, a Delaware limited liability company By:___________________ Name: Mark T. Lammas Its:Treasurer

SFI-656494v10